Exhibit 10.18

AMENDMENT TO STOCK PURCHASE AND SALE AGREEMENT

This Amendment to Stock Purchase and Sale Agreement (the "Amendment") is
made and entered into as of March 3, 2006 by and among: Timberline Resources
Corporation, an Idaho corporation (“Timberline Resources”); the shareholders of Kettle
Drilling, Inc., an Idaho corporation (“Kettle Drilling”), listed on the signature page hereof
(collectively referred to as the “Selling Stockholders”); and the shareholders of Timberline
Resources listed on the signature page hereof (collectively referred to as the “Timberline
Inside Stockholders”).

RECITALS:

WHEREAS, Timberline Resources, Kettle Drilling, the Selling Stockholders and
the Timberline Inside Stockholders are parties to a Stock Purchase and Sale Agreement dated February 23, 2006 (the “Purchase and Sale Agreement"); and

WHEREAS, Timberline Resources is unable to pay the Selling Stockholders the full cash portion of the purchase price specified in the Purchase and Sale Agreement; and

WHEREAS, the Selling Stockholders are willing to accept promissory notes issued by Timberline Resources in lieu of the cash they are otherwise entitled to receive.

AGREEMENT:

NOW, THEREFORE, the parties hereto agree as follows:

1. Certain Definitions. Unless otherwise defined in this Amendment, capitalized terms shall have the same meanings that are ascribed to them in the Purchase and Sale Agreement.

2. Amendments. 2.1 Purchase Price of the Kettle Drilling Shares. Section 1.2 of the Purchase and Sale Agreement is hereby amended to read in its entirety as follows:

1.2 Purchase Price of the Kettle Drilling Shares. The aggregate purchase price of the Purchased Kettle Drilling Shares (the “Purchase Price”)
shall be $4,800,000 plus interest earned with respect to the promissory notes specified in subsection 1.2(b) below, which shall be payable to the Selling
Stockholders as follows:

(a) $2,400,000 of the Purchase Price shall be payable to the
Selling Stockholders at Closing, in cash in immediately available funds.
Such amount shall be allocated and paid to each Selling Stockholder according to such Selling Stockholder’s ownership percentage of the
Kettle Drilling Shares set forth in Exhibit A to this Agreement.

AMENDMENT TO STOCK PURCHASE AND SALE AGREEMENT - 1

(b) $400,000 of the Purchase Price shall be payable to the
Selling Stockholders at Closing by the execution and delivery to the
Selling Stockholders of the promissory notes of Timberline Resources in the forms that are annexed hereto as Exhibit G (the “Promissory Notes”).

(c) $2,000,000 of the Purchase Price shall be payable either (i)
in cash, in immediately available funds, or (ii) if Timberline Resources so elects, at or prior to Closing, by delivery of shares of Series A Preferred
Stock of Timberline Resources (the “Series A Stock”) having the rights, preferences and limitations that are set forth in the Series A Preferred
Stock Resolution (the “Resolution”) that is annexed to and made a part of this Agreement as Exhibit B. The Series A Stock to be delivered to a
Selling Stockholder, if he elects to receive such shares in payment of a portion of the Purchase Price, shall be valued at $0.40 per share, and the number of shares of such stock that shall be deliverable to a Selling
Stockholder who elects to receive such shares shall be determined by multiplying 5,000,000 by such Selling Stockholder’s ownership percentage of the Kettle Drilling Shares set forth in Exhibit A to this
Agreement.

2.2 Closing Deliveries. Subsection 1.4(a) of the Purchase and Sale Agreement is hereby amended to read in its entirety as follows:

(a) At the Closing, Timberline Resources shall deliver each
Selling Stockholder (i) a cashiers check or a certified check equal to the
Selling Stockholder’s allocable share of that portion of the Purchase Price that is payable in cash, (ii) the Promissory Notes, and (iii) if Timberline
Resources has elected to issue shares of Series A Stock in payment of a portion of the Purchase Price, by delivery of a certificate or certificates for such shares.

2.3 Exhibit F-1. The form of opinion of Timberline Resources counsel that is annexed to the Purchase and Sale Agreement as Exhibit F-1 is hereby amended as follows:

(a) Numbered paragraph 5 of the opinion is amended to read in its entirety as follows:

5. The Purchase and Sale Agreement, the Registration Rights
Agreement, the Voting Trust Agreement and the Promissory Notes are each the legal, valid and binding obligation of Timberline Resources, enforceable against it in accordance with its terms.

(b) Numbered paragraph 6 of the opinion is amended to read in its entirety as follows:

AMENDMENT TO STOCK PURCHASE AND SALE AGREEMENT - 2

6. The execution, delivery and performance by Timberline
Resources of the Purchase and Sale Agreement, the Registration Rights
Agreement, the Voting Trust Agreement and the Promissory Notes do not
conflict with, or constitute a default, violation or breach of, any applicable law or governmental rule or regulation, or, to our knowledge, any order, injunction or decree of any court of governmental instrumentality applicable to Timberline Resources, or any agreement or other instrument to which
Timberline Resources is a party or is subject.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

AMENDMENT TO STOCK PURCHASE AND SALE AGREEMENT - 3

AMENDMENT TO STOCK PURCHASE AND SALE AGREEMENT - 4

Schedule A to Stock Purchase and Sale Agreement (Schedule of Exceptions)

This schedule of exceptions sets forth exceptions to the representations and warranties made by Kettle Drilling and the Selling Stockholders in Section 2 of the
Agreement. Unless the context otherwise requires, all capitalized terms used herein shall have the same meanings that are ascribed to them in the Agreement. The Section numbers indicated refer to sections in the Agreement, however the exceptions set forth in this schedule shall apply to any of the representations and warranties made by Kettle
Drilling and the Selling Stockholders where appropriate.

Section Exception

2.4	Kettle Drilling and the Selling Stockholders (and Brenda Kettle) are parties to an Agreement to Redeem Stock and to Amend Option to Purchase Stock, dated June 22, 2004, pursuant to which Kettle Drilling is obligated to pay Brenda Kettle a specified additional sum as further consideration for the redemption of her shares of Kettle Drilling if, in addition to other events specified therein, either Douglas Kettle or David Deeds sold any of their respective shares of Kettle Drilling. Kettle Drilling, the Selling Stockholders and Brenda Kettle have since amended the agreement to terminate Kettle Drilling’s obligation to pay Brenda Kettle such additional sum.

The Selling Stockholders are also parties to a Shareholders Agreement dated February 20, 2006 that restricts their ability to sell their shares of Kettle Drilling and grants each of them a right of first refusal to purchase the shares of the other in the event one of them seeks to sell their shares or receives a bona fide offer to buy such shares. The Selling Stockholders have waived such provisions in conjunction with the proposed purchase of their shares of Kettle Drilling by Timberline Resources pursuant to the Agreement.

2.5	Kettle Drilling has one subsidiary, World Wide Exploration, S.A. de C.V., which is organized and existing under the laws of Mexico.

2.6	Kettle Drilling has the following liabilities:

(a) Liabilities totaling $1,140,270.43, payable in respect of the following items or accounts, and in the following amounts:

Item or Account	Amount

Wells Fargo MC #8103	$3,105.02
Wells Fargo VISA #3541	4,039.28
Kubota Credit #7082	6,507.96
Diversified 98 Skytrack #2028	22,740.83
Atlas B20Y #5782	71,459.04

Item or Account	Amount

Atlas Copco B29 Power Pack	14,548.00
CNH Capital-New Holland #7761	24,644.16
Atlas Copco B20APC #	131,697.97
Atlas Copco U8APC #8505-1	201,173.06
Kubota Tractor and RTV Loan #2034	11,092.36
Wells Fargo Loan #0143272 T1000	140,000.00
Mountain West LOC #3529	64,452.59
Mountain West (Hagby) #47004231	26,804.01
Stock Redemption - Brenda Kettle	25,500.00
Borrego Springs #4010	124,920.98
Automobile Loan – Wells BMW	37,871.29
Automobile Loan – Jaguar	80,927.58
Wells Fargo – Cherokee #9001	11,990.03
04 Ford E350 Van Vin #5690	20,028.90
Ford Credit – E350 Van Vin #2840	17,506.14
Ford Credit – 04 F150 #4518	30,407.13
05 Ford Mustand #1048	22,132.39
05 Ford F250 #2577	20,811.49
Ford Credit – 05 F250 #2344	25,910.22

Total	$1,140,270.43

(b) Liabilities of $80,000 for management employee bonuses that were earned as of December 31, 2005 and are payable during the first quarter of 2006;

(c) Liabilities for the repayment of advances made and to be made to the Company by Doug Kettle and David Deeds during the first quarter of 2006 (it being acknowledged that Doug Kettle and David Deeds advanced the Company $180,000 and $75,000, respectively, as of February 10, 2006); and

(d) Liability for workmen’s compensation and other insurance premiums, which are reasonably expected to range in amount from $30,000 to $90,000, depending on the results of insurance company audits.

2.7	During the course of its various drilling operations, Kettle Drilling is sometimes informed that one or more permits or municipal licenses necessary to such operations was not been obtained. Kettle Drilling promptly obtains the necessary permits when so apprised. It does not believe that its failure to obtain all of the necessary permits at the outset of any particular drilling operation has had or will have a material adverse effect on its business, properties, prospects, or financial condition.

2.10	Please see Kettle Drilling’s and the Selling Stockholders response set forth in Section 2.6, above.

2.12(k)	Please see Kettle Drilling’s and the Selling Stockholders response set forth in Section 2.4, above.

2.13	Kettle Drilling does not own any patents, trademarks, service marks, trade names, copyrights or licenses. Kettle Drilling is not a party to any confidentiality agreement with its employees, consultants or agents to protect the unauthorized use or dissemination of its trade secret information.

2.19	Please see Kettle Drilling’s and the Selling Stockholders response set forth in Section 2.4, above.

Schedule B to Stock Purchase and Sale Agreement (Schedule of Exceptions)

This schedule of exceptions sets forth exceptions to the representations and warranties made by Timberline Resources and the Timberline Inside Stockholders in
Section 3 of the Agreement. Unless the context otherwise requires, all capitalized terms used herein shall have the same meanings that are ascribed to them in the Agreement.
The Section numbers indicated refer to sections in the Agreement, however the exceptions set forth in this schedule shall apply to any of the representations and warranties made by Timberline Resources and the Timberline Inside Stockholders where appropriate.

Section Exception

3.5	Capitalization. Timberline does have in effect a number of property agreements. A description of the properties and agreements will be provided. It does not appear that any of these contracts will result in the issuance of additional shares prior to the closing; however, our agreement with Western Goldfields could result in the issuance of 390,000 shares of common stock after closing, if Timberline chooses to exercise, on April 1, 2006, its option to continue with the venture, as follows:

75,000 shares in 2006; 100,000 shares in 2007; and 215,000 shares in 2008.

In addition, if Timberline does exercise said option, it is also required to issue to Western Goldfields, between 2006 and 2008, options to purchase 250,000 shares of Timberline’s common stock at $.65 per share.

Presently, Timberline does not have an intention to exercise said option.

Cougar Valley, LLC – controlled by Timberline’s CEO – has options for 500,000 shares @.40 expiring 6/7/06. Approximately 250,000 shares ($100,000) of this option will be exercised at or near the close of this transaction.

3.7.	Contracts or Other Commitments. As referenced in the Form 10SB filed with the SEC, there are two loans outstanding to Timberline from its CEO

John Swallow. One loan is for $125,000 to be paid at 10% per annum convertible into shares at Timberline’s option. The second loan is $100,000 to be paid at 10% per annum.

In addition, see the attached “Timberline Resources Property and Agreement Summary” (Attachment 1 To Timberline’s Schedule of Exceptions) for listing of the future payments that are due under the various property agreements.

3.11	Material Liabilities. See loans from Timberline’s CEO (3.7, above). Additionally, Timberline was predominantly an exploration based company and has a substantial tax loss carry-forward (in excess of $3 million) on its books. This is referenced in more detail in the Form 10SB.

3.13	(j) See loans from CEO referenced above in Item 3.07.

3.22	Broker’s or Finder’s Fees. Timberline is undertaking a private placement in connection with raising the funds to complete this transaction.

Commissions and/or finder’s fee will be paid as described in the offering memorandum. A copy of the offering memorandum has been provided to Kettle management with a final copy of the memorandum to be provided following this agreement.

In connection with this transaction, Mark Hartmann of Wallace was involved in a previous purchase arrangement for Kettle Drilling. The terms of that agreement were not met and subsequently Mr. Hartmann introduced Kettle Drilling to Timberline. Timberline had no previous arrangement or agreement in place with Mr. Hartmann or Kettle. A finder’s fee and/or share/option award may or may not be offered to Mr. Hartmann – to be agreed to by both Timberline and Kettle management.

Attachment 1 To Timberline’s Schedule of Exceptions

Timberline Resources Corporation – Property and Agreement Summary

Nevada Mineral Agreements:

Olympic Property:
Owner:	Sedi-Met, Inc.
Agreement Date:	April 15, 2004; amended April 15, 2005
Payments:	April 15, 2004	$15,000 + 10,000 shares of stock
	March 10, 2005	$20,000
	March 10, 2006	$25,000
	March 10, 2007	$30,000
	March 10, 2008	$35,000
March 10, 2009
	and yearly thereafter	$40,000
Royalty:	3% NSR
Option to Purchase:	1% NSR prior to 10/09/07 for $500,000
Work Commitment:	$50,000 prior to 3/09/06, including 5 RC drill holes totaling a minimum of 2,500 feet
Property:	117 unpatented “OM” claims
Summary at 10/03/05:	Payments to owner: $35,000 + 10,000 shares of stock
Maintenance Payments to BLM in 2004: $6,300
Filing fees to expand claim group from 63 to 117: $6,750
Maintenance payments to BLM in 2005: $14,625
Total Property Expense: $62,675
Maintenance Payment to BLM due 8/31/06: $14,625

Sun Property:
Owner:	Howard Adams, David Miller
Agreement Date:	April 28, 2004; amended April 14, 2005
Payments:	April 28, 2004	10,000 shares + $10,000
March 30, 2005
	and yearly thereafter	$10,000
Royalty:	3% NSR
Option to Purchase:	$150,000 of work prior to 10/01/06 earns 1% NSR
$150,000 cash payment purchases 1% NSR
Work Commitment:	$50,000 annually (may pay cash in lieu of work)
Property:	47 unpatented “Sun” claims
Maintenance payment due BLM 8/31/06: $5,875

Downeyville Prospect:
Owner:	Howard Adams and David Miller
Agreement Date:	April 14, 2005
Payments:	April 14, 2005	$12,000 + 8,000 shares
	April 1, 2006 and
	yearly thereafter	$10,000
Royalty:	3% NSR
Option to Purchase:	$150,000 of work prior to 10/01/08 earns 1% NSR
	$150,000 cash payment purchases 1% NSR
Work Commitment:	April 15, 2005 – April 14, 2006		$20,000
	Annually thereafter		$50,000
	(Payment in lieu of work can be made)
Property:	22 DOW unpatented claims
	Maintenance payment due BLM 8/31/06:		$2,750

Cedar Mountain Properties (HD, ACE, PAC):
Owner:	Howard Adams, David Miller
Agreement Date:	April 28, 2004; amended April 14, 2005
Payments:	April 28, 2004	$12,000 + 10,000 shares
	April 14, 2005	$10,000 + 20,000 shares
	March 30, 2006	$15,000
	March 30, 2007	$20,000
	March 30, 2008
	and yearly thereafter	$25,000
Royalty:	3% NSR
Option to Purchase:	$250,000 in work prior to 10/01/07 earns 1% NSR
	$150,000 cash payment purchases 1% NSR
Work Commitment:	$30,000 annually (payment in lieu of work can be made)
Property:	25 PAC, 23 HD and 17 ACE unpatented claims (65 total)
	Claim groups can be dropped; payments are reduced
	$2,500 for each group dropped from the agreement
	Maintenance payment due BLM 8/31/06:		$8,125

Sanger Mine, Esmeralda County, Nevada:
Owner:	Renegade Exploration, Inc.
Agreement date:	Letter of Intent dated 8/12/05
Payments:	$1,000 on execution of the LOI
	On signing of Mineral Lease $5,000 and 10,000 shares
	1st anniversary of Mineral Lease		$ 5,000
	2nd anniversary of Mineral Lease		$10,000
	3rd anniversary and annually thereafter		$25,000
Royalty:	1% NSR
Option to Purchase:	1% NSR royalty can be purchased for $500,000
Property:	S-1-8 and S-11 unpatented claims
Maintenance fee due BLM	August 31, 2006	$1,125

Montana Cu-Ag Properties, Lincoln and Sanders County, Montana:

Owner:	Timberline Resources
Lessee:	Sterling Mining Company
Agreement Date:	November 26, 2004
Payments:	$65,500 (debt repayment) + $19,600 (cash for expenses)
Paid on execution - 11/26/04
June 1, 2007 $5,000 per claim group retained
Royalty:	1% NSR
Work Commitment:	None
Property:	4 groups of unpatented lode mining claims:
Lucky Luke (LL); 20 claims – Sanders County
Standard Creek (SC) 29 claims – Lincoln County
Minton Pass (MCP) 20 claims – Sanders County
East Bull (EB) 19 claims – Lincoln County
Maintenance fees to BLM paid by Sterling Mining

Spencer Gold Prospect, Clark County, Idaho:
Owner:	State of Idaho/Jim Ebisch, lessee
Sublease Agreement Date:	February 17, 2004
Payments:	February 17, 2004	$2,830.30 +100,000shares to vendor
	March 1, 2005	$640.00 (to State of Idaho)
	and yearly thereafter	$640.00 (to State of Idaho)
Royalty:	5% of Gross Receipts (see State Lease for definition)
Work Commitment:	None; annual report required
Property:	640 acres – State of Idaho Mineral Lease 9347, dated
1/01/04; anniversary date 3/01 annually
Section 16, Township 12 North, Range 37 East, B.M.
Clark County, Idaho

Snowstorm Area Agreements, Shoshone County, Idaho:

Owner:	Timberline Resources Corporation
Property:	Approximately 50 unpatented lode mining claims
Royalty:	4% NSR to Hecla
Payments:	BLM maintenance payment due 8/31/06: $6,250
Work Commitment:	None

Snowshoe Mining Company Agreement:
Owner:	Snowshoe Mining Company, Inc.
Agreement date:	May	23, 2005
Payments:	May	23, 2005	$8,000
	May	1, 2006	$8,000
	May	1, 2007	$10,000
	May	1, 2008	$10,000
	May	1, 2009
	and yearly thereafter		$15,000
Royalty:	3% NSR to Snowshoe; 1% NSR to Hecla
Work commitment:	$10,000 annually (fulfilled for next 5 years)
	No maintenance payments due BLM

Western Goldfields Agreement:

This agreement covers 16 unpatented lode mining claims; BLM maintenance obligations total $2,000 annually. The agreement provides for certain stock issuances beginning
April 1, 2006. Timberline intends to renegotiate this agreement or terminate it prior to
4/1/06.

Hecla Agreement:

The Hecla Agreement provides for a retained 4% NSR royalty on any production from the Snowstorm area of interest. There are no payments or work commitments associated with this agreement.

Exhibit A to Stock Purchase and Sale Agreement SELLING STOCKHOLDER INFORMATION

Name and Address	Number of Shares Owned	Percentage of Class

Douglas Kettle
5401 East Lancaster	76.5 shares	75 percent
Hayden, Idaho 83835

David Deeds
5609 East Lancaster	25.5 shares	25 percent
Hayden, Idaho 83835

Exhibit B to Stock Purchase and Exchange Agreement

SERIES A PREFERRED STOCK RESOLUTION OF TIMBERLINE RESOURCES CORPORATION

The following resolutions (the "Resolution") were duly adopted by the Board of Directors of
Timberline Resources Corporation (the “Corporation”), an Idaho corporation, at a specially convened meeting of the Board of Directors held on February 26, 2006 at 10 a.m..

RESOLVED, that it is desirable and in the best interests of the Corporation to create a series of preferred stock, hereinafter called the Series A Preferred Stock (the "Series A Stock"), and to
authorize 5,000,000 shares of Series A Stock for issuance pursuant to the Articles of Incorporation of the Corporation as heretofore restated and amended (the "Articles of Incorporation"); and be it further

RESOLVED, that the relative rights, preferences, privileges and restrictions granted to or imposed upon the Series A Stock and the holders thereof are as follows:

1. Dividends. The holders of record of Series A Stock (the "Series A Holders") shall be entitled to receive dividends out of funds legally available therefor, when, as and if declared by the
Board of Directors of the Corporation (the "Board"), provided that:

(a) Preferential Dividends. The Series A Holders shall be entitled to receive preferential dividends (adjusted appropriately for stock splits and the like), of $0.032 per share per year.

(b) Paid Ratably. Such preferential dividends shall be paid ratably in proportion to the respective preference amounts of the Series A Holders and in preference and prior to any dividends paid in respect the Common Stock.

(c) Noncumulative. Until December 31, 2006, such preferential dividends shall be noncumulative and no right shall accrue to the Series A Holders by reason of the fact that such dividends are not declared in any period. After December 31, 2006, such preferential dividends shall be cumulative, and shall accrue ratably over each fiscal year.

(d) Additional Dividends. Any dividends paid in addition to the preferential dividends of the Series A Holders shall be paid ratably to the holders of record of Common Stock (the
"Common Holders") and to the Series A Holders in proportion to the number of shares of Series A
Stock held by the Series A Holders on an as converted basis pursuant to the Corporation's Articles of
Incorporation and this Resolution.

2. Liquidation Preferences. (a) Liquidation. In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary:

SERIES A PREFERRED STOCK RESOLUTIONS OF TIMBERLINE RESOURCES CORPORATION - 1

(i) The Series A Holders shall be entitled to receive a liquidation preference of
$0.55 per share of Series A Stock (adjusted appropriately for stock splits and the like) plus any accumulated and unpaid dividends thereon.

(ii) If the assets to be distributed to the shareholders (the "Assets") are insufficient to permit the payment of such liquidation preference, then all of the Assets shall be distributed ratably among the Series A Holders in proportion to the full liquidation preferences the Series A Holders would otherwise be entitled to receive.

(iii) After payment of such full liquidation preferences, the Common Holders shall be entitled to receive ratably the entire remaining Assets, if any.

(iv) Notwithstanding the foregoing, in the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, any Series A
Holder may elect to receive, in lieu of such Series A Holder's liquidation preference, the amount distributable to a Common Holder on an as converted basis.

(b) Merger or Sale of Assets. For purposes of this subsection 2, a "liquidation" shall include (i) a merger or consolidation in which the Corporation's outstanding shares are exchanged for other securities, property or cash, or any combination of securities, property or cash, and (ii) a sale of all or substantially all of the assets of the Corporation. Notwithstanding the foregoing, any
Series A Holder may elect to receive, in lieu of the liquidation preference, the consideration received by a Common Holder in any such merger, consolidation or sale of assets, on an as converted basis.

3. Conversion. The Series A Holders shall have conversion rights as follows (the "Conversion Rights"):

(a) Right to Convert; Automatic Conversion.

(i) Subject to subsection 3(c), each share of Series A Stock shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share at the offices of the Corporation or any transfer agent for such shares, into such number of fully paid and nonassessable shares of Common Stock determined as set forth below. Each share of Series A Stock shall be convertible into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing $0.40 by the Series A Stock conversion price (the "Series A Conversion Price"), determined as hereafter provided, in effect at the time of conversion. The initial Series A Conversion Price shall be equal to
$0.40; provided, however, that the Series A Conversion Price shall be subject to adjustment as set forth in subsection 3(c) below.
(ii) Each share of Series A Stock shall automatically be converted into shares of
Common Stock at the Series A Conversion Price immediately upon the earliest to occur of:

(A) The effective date of a registration statement under the Securities Act of 1933, as amended, pursuant to an underwritten offering covering the offer and sale of Common Stock for the account of the Corporation to the public at a price per share (prior to underwriting commissions and expenses) of not less than $5.00 (as appropriately adjusted for stock splits and the like) and with aggregate gross

SERIES A PREFERRED STOCK RESOLUTIONS OF TIMBERLINE RESOURCES CORPORATION - 2

proceeds not less than $10,000,000; or

(B) December 31, 2010.

(b) Mechanics of Conversion. Before any Series A Holder shall be entitled to convert the same into shares of Common Stock, he or she shall surrender the certificate or certificates therefor, duly endorsed, at the offices of the Corporation or of any transfer agent for such shares, and shall give written notice by mail, postage prepaid, to the Corporation at its principal corporate offices, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued. (A Series A Holder may not effect a transfer of shares pursuant to a conversion unless all applicable restrictions on transfer are satisfied.) The Corporation shall, as soon as practicable thereafter, issue and deliver at such offices to such Series A Holder, or to the nominee or nominees of such Series A Holder, a certificate or certificates for the number of shares of Common Stock to which such Series A Holder shall be entitled as provided above. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the certificate or certificates representing the shares of Series A Stock to be converted, and the person or persons entitled to receive the shares of
Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date.

(c) Conversion Price Adjustments. The Series A Conversion Price shall be subject to adjustment from time to time as follows:

(i) (A) If the Corporation shall issue any Additional Stock (as defined below) for a consideration per share less than the Series A Conversion Price in effect immediately prior to the issuance of such Additional Stock, then the Series A Conversion Price in effect immediately prior to each such issuance shall (except as otherwise provided in this clause
(i)) be the price per share at which such Additional Stock was issued:

(B) No adjustment of the Conversion Price for the Series A Stock shall be made in an amount less than one cent per share, provided that any adjustment that is not required to be made by reason of this sentence shall be carried forward and taken into account in any subsequent adjustment. Except to the limited extent provided for in subsections 3(c)(i)(E)(3), 3(c)(i)(E)(4) and 3(c)(iv), no adjustment of the Series A
Conversion Price shall have the effect of increasing the Series A Conversion Price above the Conversion Price in effect immediately prior to such adjustment.
(C) In the case of the issuance of Common Stock for cash, the consideration shall be deemed to be the amount of cash paid therefor before deducting any reasonable discounts, commissions or other expenses allowed, paid or incurred by the Corporation for any underwriting or otherwise in connection with the issuance and sale thereof.

(D) In the case of the issuance of Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair value thereof as determined by the Board.

(E) In the case of the issuance of options to purchase or rights to

SERIES A PREFERRED STOCK RESOLUTIONS OF TIMBERLINE RESOURCES CORPORATION - 3

subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock, or options to purchase or rights to subscribe for such convertible or exchangeable securities (where the shares of Common Stock issuable upon exercise of such options or rights or upon conversion or exchange of such securities are not excluded from the definition of Additional Stock), the following provisions shall apply:

(1) the aggregate maximum number of shares of Common Stock
deliverable upon exercise of such options to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in subsections 3(c)(i)(C)
and 3(c)(i)(D)), if any, received by the Corporation upon the issuance of such options or rights, plus the minimum purchase price provided in such options or rights for the Common Stock covered thereby;

(2) the aggregate maximum number of shares of Common Stock
deliverable upon conversion of or in exchange for any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and the subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities were issued or such options or rights were issued and for a consideration equal to the consideration, if any, received by the Corporation for any such securities and related options or rights
(excluding any cash received on account of accrued interest or accrued dividends), plus the additional consideration, if any, to be received by the
Corporation upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in subsections 3(c)(i)(C) and 3(c)(i)(D));

(3) In the event of any change in the number of shares of
Common Stock deliverable upon exercise of such options or rights or upon conversion of or in exchange for such convertible or exchangeable securities, including, but not limited to, a change resulting from the antidilution provisions thereof, the Series A Conversion Price in effect at the time shall forthwith be readjusted to such Conversion Price as would have obtained had the adjustment that was made upon the issuance of such options, rights or securities not converted prior to such change, or the options or rights related to such securities not converted prior to such change been made upon the basis of such change, but no further adjustment shall be made for the actual issuance of Common Stock upon the exercise of any such options or rights or the conversion or exchange of such securities;

(4) Upon the expiration of any such options or rights, the
termination of any such rights to convert or exchange or the expiration of any options or rights related to such convertible or exchangeable securities, the
Series A Conversion Price shall forthwith be readjusted to such Conversion

SERIES A PREFERRED STOCK RESOLUTIONS OF TIMBERLINE RESOURCES CORPORATION - 4

Price as would have obtained had the adjustment which was made upon the issuance of such options, rights or securities, or options or rights related to such securities, been made upon the basis of the issuance of only the number of shares of Common Stock actually issued upon the exercise of such options or rights, upon the conversion or exchange of such securities, or upon the exercise of the options or rights related to such securities.

(ii) "Effective Date" with respect to the Series A Stock means the first date on which any shares of Series A Stock were issued. “Additional Stock" shall mean any shares of Common Stock issued (or deemed to have been issued pursuant to subsection 3(c)(i)(E))
by the Corporation after the Effective Date other than:

(A) Common Stock issued pursuant to a transaction described in subsection 3(c)(iii); or

(B) Up to 297,500 shares of Common Stock issued or issuable to employees, directors or consultants of the Corporation for the purpose of an incentive or under any warrant, stock option, stock purchase or similar plan approved by the
Board; or

(C) Common Stock issued or issuable upon conversion of the shares of
Series A Stock.

(iii) In the event the Corporation should at any time or from time to time after the
Effective Date fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common
Stock or other securities or rights convertible into, or entitling the holder thereof to receive, directly or indirectly, additional shares of Common Stock (hereinafter referred to as
"Common Stock Equivalents") without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend distribution, split or subdivision if no record date is fixed), the Series A Conversion Price shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of each such share shall be increased in proportion to such increase of outstanding shares determined by taking subsection 3(c)(i)(E) into account.

(iv) If the number of shares of Common Stock outstanding at any time after the
Effective Date is decreased by a combination of the outstanding shares of Common Stock, then, as of the record date of such combination, the Series A Conversion Price shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of each such share shall be decreased in proportion to such decrease in outstanding shares.

(d) Other Distributions. In the event the Corporation shall declare a distribution payable in securities of other persons, evidences of indebtedness issued by this Corporation or other persons,

SERIES A PREFERRED STOCK RESOLUTIONS OF
TIMBERLINE RESOURCES CORPORATION - 5

assets (excluding cash dividends), or options or rights not referred to in subsection 3(c)(iii), then, in each such case for the purpose of this subsection 3(d), the Series A Holders shall be entitled to a proportionate share of any such distribution as though they were the holders of the number of shares of Common Stock of the Corporation into which their shares of Series A Stock are convertible as of the record date fixed for the determination of the holders of Common Stock of the Corporation entitled to receive such distribution.

(e) Recapitalizations. If at any time or from time to time there shall be a recapitalization of the Common Stock (other than a subdivision, combination or merger or sale of assets transaction provided for elsewhere in this Resolution), provision shall be made (in form and substance satisfactory to the holders of 80 percent or more of the Series A Stock then outstanding) so that the
Series A Holders shall thereafter be entitled to receive, upon conversion of the Series A Stock, such shares or other securities or property of the Corporation or otherwise, to which a holder of Common
Stock deliverable upon conversion would have been entitled on such recapitalization. In any such case, appropriate adjustment shall be made in the application of the provisions of this Resolution with respect to the rights of the Series A Holders after the recapitalization to the end that the provisions of this Resolution (including adjustment of the Series A Conversion Price then in effect and the number of shares that may be acquired upon conversion of shares of Series A Stock) shall be applicable after that event as nearly equivalent as may be practicable.

(f) No Impairment. Except as provided in subsection 5(b), the Corporation will not, by amendment of either this Resolution or its Articles of Incorporation, or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Resolution and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the Series A Holders against impairment.

(g) No Fractional Shares and Certificate as to Adjustments.

(i) No fractional shares shall be issued upon conversion of shares of Series A
Stock. In lieu of fractional shares, the number of shares of Common Stock to be issued shall be rounded to the nearest whole number; provided, however, that such determination shall be made on the basis of the total number of shares of Series A Stock the Series A Holder is at the time converting into Common Stock and the number of shares of Common Stock issuable upon such aggregate conversion.

(ii) Upon the occurrence of each adjustment of the Series A Conversion Price pursuant to subsection 3(c) of this Resolution, the Corporation, at its expense, shall promptly compute such adjustment in accordance with the terms hereof and prepare and furnish to each Series A Holder a certificate setting forth such adjustment and showing in detail the facts upon which such adjustment is based. The Corporation shall, upon the written request at any time of any Series A Holder, furnish or cause to be furnished to such Series A Holder a like certificate setting forth (A) such adjustment, (B) the Series A Conversion Price at the time in effect, and (C) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of such holder's

SERIES A PREFERRED STOCK RESOLUTIONS OF TIMBERLINE RESOURCES CORPORATION - 6

shares of Series A Stock.

(h) Notices of Record Date. In the event of any taking by the Corporation of a record of its shareholders for the purpose of determining shareholders who are entitled to receive payment of any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of any class or any other securities or property, or to receive any other right, the Corporation shall mail to each Series A Holder, at least 20 days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

(i) Reservation of Common Stock Issuable Upon Conversion. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of Series A Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Series A Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Series A Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

(j) Notices. Any notice required by the provisions of this section to be given to the
Series A Holders shall be deemed to be delivered when deposited in the United States mail, postage prepaid, registered or certified, and addressed to each Series A Holder of record at his address appearing on the stock transfer books of the Corporation.

4. Redemption of Series A Stock and Common Stock.

(a) Redemption Events. The Series A Stock of a holder thereof and any Common
Stock issued upon the conversion of the Series A Stock (the “Converted Common Stock”) of a
holder thereof (a “Converted Common Holder”) is subject to redemption at the written direction of such holder, at a redemption price equal to (i) in the case of Series A Stock, the liquidation preference set forth in subsection 2(a)(i) of this Resolution (which liquidation preference includes any accrued and unpaid dividends on the Series A Stock) and (ii) in the case of
Converted Common Stock, at the average reported price of the Common Stock during the four calendar weeks immediately preceding the date notice of redemption is given pursuant to subsection 4(b) of this Resolution , if any one or more of the following events shall have occurred:

(i) If the Corporation shall not have obtained approval for the Common Stock to be listed and traded on an exchange that is registered as a “national securities exchange”
pursuant to Section 6 of the Securities Exchange Act of 1934, as amended (the “Exchange
Act”), on or before December 31, 2008;

(ii) If, after having been approved for listing and trading on an exchange that is registered as a “national securities exchange” pursuant to Section 6 of the Exchange

SERIES A PREFERRED STOCK RESOLUTIONS OF TIMBERLINE RESOURCES CORPORATION - 7

Act, the Common Stock is thereafter delisted from such exchange, or if trading in the
Common Stock on such exchange is otherwise terminated or suspended;

(iii) If, after having been approved for listing and trading on an exchange that is registered as a “national securities exchange” pursuant to Section 6 of the Exchange
Act, the average weekly reported volume of trading in the Common Stock on such exchange during the preceding four calendar weeks is less than 25 percent of the number of shares of Common Stock into which the outstanding Series A Stock is then convertible;

(iv) If, after having been approved for listing and trading on an exchange that is registered as a “national securities exchange” pursuant to Section 6 of the Exchange
Act, the average reported price of the Common Stock on such exchange during the preceding four calendar weeks is less than the liquidation preference of the Series A
Stock set forth in subsection 2(a)(i) of this Resolution (which liquidation preference includes any accrued and unpaid dividends on the Series A Stock);

(v) If the Corporation shall become insolvent, make a transfer in fraud to or an assignment for the benefit of its creditors, or admit in writing its inability to pay its debts as they become due;

(vi) If a receiver, custodian, liquidator or trustee shall be applied for by the
Corporation or shall be appointed for all or substantially all of the assets of the
Corporation, or if any such receiver, custodian, liquidator or trustee shall be appointed in any proceeding brought against the Corporation and such appointment is not contested or is not dismissed or discharged within 60 days after such appointment, or if the
Corporation shall acquiesce in such appointment;

(vii) If the Corporation shall file a petition for relief under the federal
Bankruptcy Code, as amended, or under any similar law or statute of the United States or any state thereof, or if the Corporation shall seek to take advantage of any insolvency law;

(viii) If a petition against the Corporation shall be filed commencing an involuntary case under any present or future federal or state bankruptcy or similar law, and such petition shall not be dismissed or discharged within 60 days of filing; or

(ix) If the Corporation shall have failed to honor any of its covenants and indemnity obligations set forth in section 9 of that certain stock purchase and sale agreement, dated February 17, 2006, to which it is a party; or

(x) If the Corporation shall have failed to perform any of its obligations to the other parties thereto under that certain registration rights agreement or that certain voting trust agreement, each dated March __, 2006; or

(xi) If the Corporation shall at be the subject of a civil administrative or criminal proceeding or investigation, or civil suit, predicated on allegations that the

SERIES A PREFERRED STOCK RESOLUTIONS OF TIMBERLINE RESOURCES CORPORATION - 8

Corporation or its controlling persons have violated the registration or antifraud provisions of federal or state securities law, and such proceeding, investigation or suit is not dismissed or terminated without material prejudice to the Corporation or its shareholders within 180 days of filing.

(b) Notice of Redemption. Unless waived by the Corporation, notice of redemption shall be given by the Series A Holders or Converted Common Holders requesting redemption
(the “Requesting Holders”) by mailing a copy of a redemption notice to the Corporation by first class mail at least 30 days and not more than 60 days prior to the redemption date. The notices of redemption shall be signed and dated by the Requesting Holders, and shall state: the names and addresses of the Requesting Holders; the number of shares of Series A Stock and Converted
Common Stock held by each Requesting Holder; a concise statement of the event or events specified in subsection 4(a) of this Resolution on which the redemption is predicated; and the redemption price and a concise statement setting forth the basis on which the redemption price was calculated.

(c) Payment of Redemption Price. Upon receipt of the notice of redemption, the
Corporation shall promptly (and, in any event, within five business days of its receipt of such notice) notify the Requesting Holders of the time when certificates for the Series A Stock or
Converted Common Stock are to be surrendered at the principal offices of the Corporation against payment of the redemption price. Unless waived in writing by the Requesting Holders, the time of payment shall be no later than 30 days from the date the Corporation first received the notice of redemption. Except as provided in subsection 4(d) of this Resolution, the redemption price shall be in paid in lawful currency of the United States against delivery of certificates for the redeemed shares of Series A Stock or Converted Common Stock, duly endorsed by the Requesting Holders for transfer to the Corporation.

(d) Inability to Pay Redemption Price; Spin Off of Kettle Drilling. In the event the
Corporation fails or is unable for any reason to pay the Requesting Holders the full redemption price of the Series A Stock or Converted Common Stock in cash, then the following provisions shall apply:

(i) The Corporation’s failure or inability to pay the full redemption price of the
Series A Stock or Converted Common Stock in cash shall thereupon constitute an offer by the Corporation to sell all of the issued and outstanding shares of capital stock of Kettle
Drilling, Inc., an Idaho corporation and a wholly-owned subsidiary of the Corporation
(“Kettle Drilling”) to the Requesting Holders.

(ii) The purchase price of all of the issued and outstanding shares of capital stock of Kettle Drilling (the “Kettle Drilling Purchase Price”) shall be determined by multiplying the average reported price of the Common Stock during the four calendar weeks immediately preceding the date notice of redemption is given pursuant to subsection 4(b)
of this Resolution by 5,000,000 (being the number of shares of Common Stock into which the Series A Stock is convertible as of the date of this Resolution).

(iii) The Requesting Holders shall thereafter have a period of 60 days within which to evaluate the Corporation’s offer and notify the Corporation in writing whether they

SERIES A PREFERRED STOCK RESOLUTIONS OF TIMBERLINE RESOURCES CORPORATION - 9

accept it or reject it. Should they accept the Corporation’s offer, they shall pay the Kettle Drilling Purchase Price as follows:

(A) The Requesting Holders shall surrender such number of shares of
Series A Stock and Converted Common Stock to the Corporation as are sufficient to satisfy the Kettle Drilling Purchase Price. Such shares shall be valued at their respective redemption prices set forth in subsection 4(a) of this Resolution.

(B) If the value of the shares of Series A Stock and Converted Common
Stock surrendered by the Requesting Holders is less than the Kettle Drilling Purchase
Price, then the Requesting Holders shall pay the Corporation an amount equal to the difference between the Kettle Drilling Purchase Price and the value of such surrendered shares. The terms of payment shall be such as may be agreed upon by the Corporation and the Requesting Holders. In the event the Corporation and the
Requesting Holders cannot agree upon terms, then the Requesting Holders shall pay the obligation to the Corporation as follows: not less than ten percent (10%)
of the purchase price shall be payable in cash upon the closing of the transaction;
and the balance of the purchase price shall be evidenced by a full recourse promissory note of standard form having a maturity of not more than five years, with the declining balance bearing interest at a rate equal to the prime rate as published in The Wall Street Journal on or most recently prior to the closing date of the transaction. The first monthly installment shall be due and payable on the first of the month next following the date that is one month after the closing date of the transaction. The note shall be subject to prepayment in whole or in part at any time and without penalty. In the event of default in payment of any installment of principal or interest when due and after the expiration of ten days from the date the Corporation gave written notice to the Requesting Holders of such default, the whole sum of principal and interest shall become immediately due and payable at the option of the Corporation. The note shall provide for the payment of attorney fees and costs of suit by the Requesting Holders should any legal action for collection be commenced.

(iv) Should the Requesting Holders accept the Corporation’s offer, they and the Corporation shall schedule a closing date for the transaction, which shall be no more than 60 days from the date the Requesting Holders notify the Corporation of their acceptance. In conjunction with such closing, the Requesting Holders and the
Corporation agree to use their best efforts to remove the Corporation from all contingent liability in connection with Kettle Drilling, including, but not limited to, guarantees on promissory notes, guarantees relating to bonding, and any other continuing guarantees relating or pertaining to Kettle Drilling and its operations that are binding upon the
Corporation. In the event the Requesting Holders and the Corporation are unable to remove the Corporation from all such contingent liability, then the Requesting Holders shall jointly and severally indemnify and hold the Corporation harmless from any claim or cause of action which may arise as a result of any such contingent liability.

5. Voting Rights and Protective Provisions.

SERIES A PREFERRED STOCK RESOLUTIONS OF TIMBERLINE RESOURCES CORPORATION - 10

(a) General. Except as provided below and except as provided by law, the Common
Holders and the Series A Holders shall at all times vote as a single class on an as-converted basis.
Each Series A Holder shall be entitled to vote the number of shares of Common Stock into which the shares of Series A Stock may then be converted.

(b) Protective Provisions. So long as any shares of Series A Stock remain outstanding, the Corporation shall not, without the approval of the holders of 80 percent or more of the outstanding shares of the Series A Stock then outstanding:

(i) amend this Resolution, or amend the Articles of Incorporation or the bylaws of the Corporation if such action would alter or change the rights, preferences or privileges of the Series A Stock;

(ii) declare or pay any dividends on, or make any distribution of any kind in regard to, the Common Stock;

(iii) create or authorize the creation or increase the authorized amount of any additional class or series of shares of stock, unless the same ranks junior to the Series A
Stock as to dividends, redemption and the distribution of assets on the liquidation, dissolution or winding up of this corporation; increase the authorized amount of any additional class or series of shares of stock unless the same ranks junior to the Series A
Stock as to dividends, redemption and the distribution of assets on the liquidation, dissolution or winding up of this corporation; or create or authorize any obligation or security convertible into shares of Series A Stock, regardless of whether any such creation, authorization or increase shall be by means of amendment to the Articles of
Incorporation or by merger, consolidation or otherwise;

(iv) alter or amend the rights, preferences or privileges of the Series A Stock
(whether by merger, consolidation, combination, reclassification or otherwise), increase or decrease the authorized number of shares of Series A Stock or Common Stock, or issue additional shares of Series A Stock;

(v) merge or consolidate with or into any other corporation or entity except in connection solely with a change of domicile;

(vi) create, incur, assume or suffer to exist any mortgage, deed of trust, pledge, lien, security interest, or other charge or encumbrance (including the lien or security title of a conditional vendor) of any nature (other than in respect of ad valorem taxes) with a value exceeding $100,000, upon or with respect to the Corporation’s or any of its subsidiaries’ assets or properties, other than such mortgages, deeds of trust, pledges, liens, security interests, charges and encumbrances in existence as of the date of this
Resolution;

(vii) enter into or renew any loan agreement or issue debt securities, in either case where the principal amount of the Corporation’s financial obligations evidenced by such agreement or securities exceeds ten percent of the Corporation’s prior book value as reasonably determined by the Board.

SERIES A PREFERRED STOCK RESOLUTIONS OF TIMBERLINE RESOURCES CORPORATION - 11

(viii) increase the number of shares to be reserved for issuance under any incentive, officer, consultant or employee option plan as same exists as of the date of this
Resolution;

(ix) redeem or purchase any security issued by the Corporation other than as provided in section 4 of this Resolution.

(xi) merge Kettle Drilling with or into any corporation or entity (including the
Corporation) or consolidate Kettle Drilling and the Corporation with or into any corporation or entity

(xi) sell all or substantially all of the assets of the Corporation or any subsidiary of the Corporation; or

(xii) acquire any other corporation by merger, or purchase all or substantially all of the assets of any other company, in either case where the consideration paid by the
Corporation exceeds ten percent of the Corporation's prior book value as reasonably determined by the Board consistent with the terms of the acquisition transaction; or

6. Preemptive Right. In the event the Corporation shall offer for sale New Securities (as defined below), each Series A Holder shall be entitled to purchase its pro rata share of the New
Securities, on the same terms and conditions and at the same price as that offered to third parties.
The pro rata share of a Series A Holder for purposes of this section 6 is the ratio of the number of shares of Common Stock into which the shares of Series A Stock so held are then convertible to the sum of the total number of shares of Common Stock into which all shares of Series A Stock then outstanding are convertible plus the number of shares of Common Stock then outstanding. This preemptive right shall be subject to the following provisions:

(a) "New Securities" shall mean any shares of the Corporation's Common Stock or preferred stock (the “Preferred Stock”) and rights, options or warrants to purchase such shares of
Common Stock or Preferred Stock, and securities of any type whatsoever that are, or may become, convertible into such shares of Common Stock or Preferred Stock; provided that New Securities does not include:

(i) Common Stock issuable upon conversion of the Preferred Stock;

(ii) securities issued in an underwritten public offering, pursuant to an effective registration statement under the Securities Act of 1933, as amended;

(iii) securities issued pursuant to the acquisition of another corporation by merger, the purchase of all or substantially all of its assets, or other reorganization;

(iv) securities issued to employees, officers or directors of, or consultants to, the
Corporation, pursuant to an arrangement approved by the Board, which arrangement is

SERIES A PREFERRED STOCK RESOLUTIONS OF TIMBERLINE RESOURCES CORPORATION - 12

related directly to their services for the Corporation; or (v) securities issued to effect any stock split or stock dividend by the Corporation.

(b) Notice. In the event the Corporation proposes to undertake an issuance of New
Securities, it shall give each Series A Holder written notice of its intention, describing the type of
New Securities and the price and terms upon which the Corporation proposes to issue the same.
Each Series A Holder shall have 30 days from the date of receipt of any such notice to agree to purchase up to its pro rata share of such New Securities for the price and upon the terms specified in the notice by giving written notice to the Corporation and stating therein the quantity of New
Securities to be purchased. In the event any Series A Holder elects not to exercise its preemptive right, it shall so notify the other Series A Holders in writing, and the remaining Series A Holders, or any of them, shall thereafter have the right, exercisable within such 30-day period, to purchase the unexercised portion of such Series A Holder's pro rata share of the New Securities, for the price and upon the terms specified in the notice. The number of shares of the New Securities to be purchased by the remaining Series A Holders under such circumstances shall be determined in accordance with the pro rata share of such electing Series A Holder determined by the ratio of the number of shares of Common Stock into which the shares of Series A Stock of the electing holders are then convertible to the sum of the total number of shares of Common Stock into which all shares of
Series A Stock of the electing holders are then convertible.

(c) Sale. The Corporation shall have 120 days thereafter to sell the New Securities respecting which the foregoing preemptive rights were not exercised or did not apply, at the price and upon terms no more favorable to the purchasers of such securities than specified in the
Corporation's notice. In the event the Corporation has not sold the New Securities within such 120-
day period, the Corporation shall not thereafter issue or sell any New Securities without first offering such securities to the Series A Holders in the manner provided above.

(d) Termination. All rights under this section 6 of this Resolution shall terminate when the Corporation's Common Stock first becomes approved for listing and trading on an exchange that is registered as a “national securities exchange” pursuant to Section 6 of the Exchange Act.

7. Filing with the Secretary of State. This Resolution, when executed on behalf of the
Corporation, shall constitute an amendment to the Corporation’s Articles of Incorporation. Once
executed, the Corporation shall promptly cause a copy of this Resolution to be filed with the
Secretary of State of the State of Idaho as an amendment to its Articles of Incorporation.

SERIES A PREFERRED STOCK RESOLUTIONS OF TIMBERLINE RESOURCES CORPORATION - 13

Exhibit C to Stock Purchase and Sale Agreement

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (the "Agreement") is made and entered into as of
March 3, 2006 by and among Timberline Resources Corporation (“Timberline Resources”), an
Idaho corporation, and Douglas Kettle and David Deeds (individually a “Selling Stockholder“
and collectively the “Selling Stockholders”).

RECITALS:

WHEREAS, Timberline Resources, Kettle Drilling, the Selling Stockholders and others are parties to a Stock Purchase and Sale Agreement dated February 23, 2006 (the “Purchase and
Sale Agreement"); and

WHEREAS, certain of Timberline Resources’, Kettle Drillings’ and the Selling
Stockholders’ obligations under the Purchase and Sale Agreement are conditioned upon the execution and delivery of this Agreement.

AGREEMENT:

NOW, THEREFORE, the parties hereto agree as follows:

1. Certain Definitions.

Unless otherwise defined in this Agreement, capitalized terms shall have the meaning set forth in the Purchase and Sale Agreement. As used in this Agreement, the following terms shall have the meanings set forth below:

1.1 Commission shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

1.2 Exchange Act shall mean the Securities Exchange Act of 1934, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

1.3 Holder shall mean the Selling Stockholders, and any holder of Registrable
Securities to whom the registration rights conferred by this Agreement have been transferred in compliance with the terms hereof.

1.4 Other Stockholders shall mean persons other than Holders who, by virtue of agreements with Timberline Resources, are entitled to include their securities in certain registrations hereunder.

REGISTRATION RIGHTS AGREEMENT - 1

1.5 Registrable Securities shall mean (i) the 100,000 shares of Common Stock issued to Kettle Drilling pursuant to the terms of that certain letter of intent dated December 15, 2005 among Timberline Resources, Kettle Drilling and the Selling Stockholders, (ii) the shares of
Common Stock issuable upon conversion of the Series A Stock (assuming Series A Stock is issued by Timberline Resources) and (iii) any shares of Common Stock issued as a dividend or other distribution with respect to or in exchange for or in replacement of the shares referenced in
(i) or (ii) above, provided, however, that Registrable Securities shall not include (A) any shares of Common Stock which have previously been registered or have been sold to the public either pursuant to a registration statement or pursuant to Rule 144, or (B) any shares held by a Holder of Registrable Securities which would be permitted to be sold by such Holder under Rule 144(k)
or within the volume limitations of Rule 144 during any 90-day period, as applicable, or (C) any shares held by a Holder of Registrable Securities which have been sold in a private transaction in which the transferor's rights under this Agreement are not assigned.

1.6 The terms register, registered and registration shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

1.7 Registration Expenses shall mean all expenses incurred in effecting any registration pursuant to this Agreement, including, without limitation, all registration, qualification, and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for Timberline Resources and one counsel for the Holders, blue sky fees and expenses, and expenses of any special audits incident to or required by any such registration, but shall not include Selling Expenses.

1.8 Restricted Securities shall mean any Registrable Securities required to bear the legend set forth in subsection 1.2(b) hereof.

1.9 Rule 144 shall mean Rule 144 as promulgated by the Commission under the
Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

1.10 Rule 145 shall mean Rule 145 as promulgated by the Commission under the
Securities Act, as such Rule may be amended from time to time, or any' similar successor rule that may be promulgated by the Commission.

1.11 Securities Act shall mean the Securities Act of 1933, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

1.12 Selling Expenses shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities and fees and disbursements of counsel for any Holder (other than the fees and disbursements of counsel included in
Registration Expenses).

REGISTRATION RIGHTS AGREEMENT - 2

2. Restrictions on Transfer. 2.1 Compliance with Securities Act Registration Requirements. Each Holder agrees not to make any disposition of all or any portion of the Registrable Securities unless and until the transferee has agreed in writing for the benefit of Timberline Resources to be bound by this
Section 2, provided and to the extent such Section is then applicable, and:

(a) There is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

(b) Such Holder shall have notified Timberline Resources of the proposed disposition and shall have furnished Timberline Resources with a detailed statement of the circumstances surrounding the proposed disposition, and if reasonably requested by
Timberline Resources, such Holder shall have furnished Timberline Resources with an opinion of counsel, reasonably satisfactory to Timberline Resources, that such disposition will not require registration of such shares under the Securities Act.

(c) Notwithstanding the provisions of subparagraphs 2.1(a) and 2.1(b) above or any provision to the contrary in the Purchase and Sale Agreement, no such registration statement or opinion of counsel or any consent shall be necessary for a transfer by a
Holder to the Holder's family member or trust for the benefit of an individual Holder unless Timberline Resources’ transfer agent reasonably requests one, provided the transferee will be subject to the terms of this Section 2 to the same extent as if such transferee were an original Holder hereunder.

2.2 Restrictive Legend. Each certificate representing Registrable Securities shall
(unless otherwise permitted by the provisions of this Agreement) be stamped or otherwise imprinted with the following legend:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN
REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE
SECURITIES ACTS OF THOSE STATES IN WHICH OFFERS AND SALES OF THE
SECURITIES WERE MADE. THE SECURITIES WERE ACQUIRED FOR
INVESTMENT ONLY AND MAY NOT BE SOLD OR TRANSFERRED FOR VALUE
IN THE ABSENCE OF AN EFFECTIVE REGISTRATION UNDER SUCH ACTS OR
AN EXEMPTION THEREFROM.

2.3 Issuance of Unlegended Certificates. Timberline Resources shall be obligated to reissue unlegended certificates promptly at the request of any Holder thereof if the Holder shall have obtained an opinion of counsel at such Holder's expense (which counsel may be counsel to
Timberline Resources) reasonably acceptable to Timberline Resources to the effect that the securities proposed to be disposed of may lawfully be so disposed of without registration, qualification or legend.

REGISTRATION RIGHTS AGREEMENT - 3

2.4 Blue Sky Legends. Any legend endorsed on an instrument pursuant to applicable state securities laws and the stop-transfer instructions with respect to such securities shall be removed upon receipt by Timberline Resources of an order of the appropriate blue sky authority authorizing such removal.

3. Piggy Back Registration Rights. 3.1 Notice of Proposed Registration; Best Efforts Inclusion. If Timberline Resources

shall determine to register any of its securities either for its own account or the account of a security holder or holders exercising their respective demand registration rights (other than pursuant to Section 4 hereof), other than a registration relating solely to employee benefit plans, or a registration relating to a corporate reorganization or other transaction on Form S-4, or a registration on any registration form that does not permit secondary sales, then Timberline
Resources will:

(a) promptly give to each Holder written notice thereof; and

(b) use its best efforts to include in such registration (and any related qualification under blue sky laws or other compliance), except as set forth in subsection
3.2 below, and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made by any Holder and received by
Timberline Resources within fifteen days after the written notice from Timberline
Resources described in subsection 3.1(a) above is mailed or delivered by Timberline
Resources. Such written request may specify all or a part of a Holder's Registrable
Securities.

3.2 Underwriting. If the registration of which Timberline Resources gives notice is for a registered public offering involving an underwriting, then Timberline Resources shall so advise the Holders as a part of the written notice given pursuant to subsection 3.1(a) . In such event, the right of any Holder to registration pursuant to this Section 3 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable
Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with Timberline Resources and the
Other Stockholders of securities of Timberline Resources with registration rights to participate therein distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected by Timberline Resources.

3.3 Limitation on Underwritten Shares. Notwithstanding any other provision of this
Section 3, if the representative of the underwriters advises Timberline Resources in writing that marketing factors require a limitation on the number of shares to be underwritten, the representative may (subject to the limitations set forth below) exclude all Registrable Securities from, or limit the number of Registrable Securities to be included in, the registration and underwriting. Timberline Resources shall so advise all holders of securities requesting registration, and the number of shares of securities that are entitled to be included in the registration and underwriting shall be allocated first to Timberline Resources for securities being

REGISTRATION RIGHTS AGREEMENT - 4

sold for its own account and thereafter as set forth in Section 13. If any person does not agree to the terms of any such underwriting, he shall be excluded therefrom by written notice from
Timberline Resources or the underwriter. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration. If shares are so withdrawn from the registration and if the number of shares of Registrable
Securities to be included in such registration was previously reduced as a result of marketing factors, then Timberline Resources shall then offer to all persons who have retained the right to include securities in the registration the right to include additional securities in the registration in an aggregate amount equal to the number of shares so withdrawn, with such shares to be allocated among the persons requesting additional inclusion in accordance with Section 13 hereof.

4. Demand Registration Rights. After Timberline Resources has qualified for the use of
Form S-3, in addition to the rights contained in Section 3, Holders holding in the aggregate not less than 25 percent of the outstanding Registrable Securities shall have the right to request registration on Form S-3 (such requests shall be in writing and shall state the number of shares of
Registrable Securities to be disposed of and the intended methods of disposition of such shares by such Holder or Holders), provided, however, that Timberline Resources shall not be obligated to effect any such registration under the following circumstances: (a) if the Holders, together with the holders of any other securities of Timberline Resources entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) on Form S-3 to the public with aggregate proceeds of less than $100,000 or more than $2,000,000; or (b) if the
Registrable Securities to be sold constitute less than an aggregate of 20 percent of all the
Holders’ Registrable Securities; or (c) if Timberline Resources has previously effected any such registration.

5. Expenses of Registration. All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to this Agreement shall be borne by Timberline
Resources. All Selling Expenses relating to securities registered under this Agreement shall be borne by the Holders of such securities pro rata on the basis of the number of shares of securities so registered on their behalf, as shall any other expenses in connection with the registration required to be borne by the Holders of such securities.

6. Registration Procedures. In the case of each registration effected by Timberline
Resources pursuant to this Agreement, Timberline Resources will keep each Holder advised in writing as to the initiation of each registration and as to the completion thereof. Timberline
Resources will use its best efforts to:

6.1 Duration of Effectiveness. Keep such registration effective for a period of 120 days or until the Holder or Holders have completed the distribution described in the registration statement relating thereto, whichever first occurs; provided, however, that (a) such 120-day period shall be extended for a period of time equal to the period the Holder refrains from selling any securities included in such registration at the request of an underwriter of Common Stock (or other securities) of Timberline Resources; and (b) in the case of any registration of Registrable
Securities on Form S-3 that are intended to be offered on a continuous or delayed basis, such

REGISTRATION RIGHTS AGREEMENT - 5

120-day period shall be extended, if necessary, to keep the registration statement effective until all such Registrable Securities covered by such registration on Form S-3 are sold, but in no event longer than nine months from the effective date of the registration statement.

6.2 Preparation and Filing of Amendments. Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

6.3 Copies of Prospectus. Furnish such number of prospectuses and other documents incident thereto, including any amendment of or supplement to the prospectus, as a Holder from time to time may reasonably request;

6.4 Exchange Listing. Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by
Timberline Resources are then listed;

6.5 Transfer Agent, Registrar and CUSIP Number. Provide a transfer agent and registrar for all Registrable Securities registered pursuant to such registration statement and a
CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

7. Indemnification. 7.1 Indemnification by Timberline Resources. Timberline Resources will indemnify each Holder, each of its officers, directors and partners, legal counsel, and accountants and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification, or compliance has been effected pursuant to this
Agreement, and each underwriter, if any, and each person who controls within the meaning of
Section 15 of the Securities Act any underwriter, against all expenses, claims, losses, damages, and liabilities (or actions, proceedings, or settlements in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular, or other document (including any related registration statement, notification, or the like) incident to any such registration, qualification, or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by Timberline
Resources of the Securities Act or any rule or regulation thereunder applicable to Timberline
Resources and relating to action or inaction required of Timberline Resources in connection with any such registration, qualification, or compliance, and will reimburse each such Holder, each of its officers, directors, partners, legal counsel, and accountants and each person controlling such
Holder, each such underwriter, and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such claim, loss, damage, liability, or action, provided that Timberline Resources will not be liable in any such case to the extent that any such claim, loss, damage, liability, or expense arises out of or is based on any untrue statement or omission based upon written

REGISTRATION RIGHTS AGREEMENT - 6

information furnished to Timberline Resources by such Holder or underwriter and stated to be for use therein. It is agreed that the indemnity agreement contained in this Section 7(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the prior written consent of Timberline Resources (which consent shall not be unreasonably withheld).

7.2 Indemnification by Holders. Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification, or compliance is being effected, indemnify Timberline Resources, each of its directors, officers, partners, legal counsel, and accountants and each underwriter, if any, of Timberline Resources'
securities covered by such a registration statement, each person who controls Timberline
Resources or such underwriter within the meaning of Section 15 of the Securities Act, each other such Holder and Other Stockholder, and each of their officers, directors, and partners, and each person controlling such Holder or Other Stockholder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular, or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse Timberline Resources and such Holders, Other Stockholders, directors, officers, partners, legal counsel, and accountants, persons, underwriters, or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular, or other document in reliance upon and in conformity with written information furnished to Timberline Resources by such Holder and stated to be for use therein provided, however, that the obligations of such
Holder hereunder shall not apply to amounts paid in settlement of any such claims, losses, damages, or liabilities (or actions in respect thereof) if such settlement is effected without the prior written consent of such Holder (which consent shall not be unreasonably withheld).

7.3 Notice of Indemnified Claims. Each party entitled to indemnification under this
Section 7 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying
Party to assume the defense of such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at the
Indemnified Party’s expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under
Section 1, to the extent such failure is not prejudicial. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such

REGISTRATION RIGHTS AGREEMENT - 7

information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

7.4 Right of Contribution. If the indemnification provided for in this Section 7 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage, or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified
Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

7.5 Underwriting Agreement Controlling. Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

8. Information by Holder. Each Holder of Registrable Securities shall furnish to
Timberline Resources such information regarding such Holder and the distribution proposed by such Holder as Timberline Resources may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification, or compliance referred to in this Section 1.

9. Limitations on Subsequent Registration Rights. From and after the date of this
Agreement, Timberline Resources shall not, without the prior written consent of a majority in interest of the Holders, enter into any agreement with any holder or prospective holder of any securities of Timberline Resources giving such holder or prospective holder any registration rights the terms of which are more favorable than the registration rights granted to the Holders hereunder.

10. Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission that may permit the sale of the Restricted Securities to the public without registration, Timberline Resources agrees to use its best efforts to:

10.1 Current Public Information. Make and keep public information regarding
Timberline Resources available as those terms are understood and defined in Rule 144 under the
Securities Act, at all times from and after 90 days following the earlier of (a) the effective date of

REGISTRATION RIGHTS AGREEMENT - 8

Timberline Resources’ registration statement on Form 10-SB filed under the Exchange Act or (b)
the first registration under the Securities Act filed by Timberline Resources for an offering of its securities to the general public;

10.2 Periodic Reports. File with the Commission in a timely manner all reports and other documents required of Timberline Resources under the Securities Act and the Exchange
Act at any time after it has become subject to such reporting requirements;

10.3 Statements of Compliance. So long as a Holder owns any Restricted Securities, furnish to the Holder forthwith upon written request (a) a written statement by Timberline
Resources as to its compliance with the reporting requirements of Rule 144 (at any time from and after 90 days following the earlier of the effective date of Timberline Resources’ registration statement on Form 10-SB filed under the Exchange Act or the first registration under the
Securities Act filed by Timberline Resources for an offering of its securities to the general public), (b) a copy of the most recent annual or quarterly report of Timberline Resources, and (c)
such other reports and documents so filed as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration.

11. Transfer or Assignment of Registration Rights. The rights to cause Timberline
Resources to register securities granted to a Holder by Timberline Resources under this
Agreement may be transferred or assigned by a Holder to any transferee or assignee of the
Registrable Securities held by such Holder only with the prior written consent of Timberline
Resources. The transferee or assignee of such rights shall assume in writing the obligations of such Holder under this Agreement as a condition to any such transfer or assignment.

12. "Market Stand-Off" Agreement. If requested by Timberline Resources and an underwriter of Common Stock (or other securities) of Timberline Resources, a Holder shall not sell or otherwise transfer or dispose of any Common Stock (or other securities) of Timberline
Resources held by such Holder (other than those included in the registration) during the 180-day period following the effective date of a registration statement of Timberline Resources filed under the Securities Act, provided that such agreement shall only apply to the first such registration statement of Timberline Resources that includes securities to be sold on its behalf to the public in an underwritten offering. The obligations described in this Section 12 shall not apply to a registration relating solely to employee benefit plans on Form S-l or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a transaction on Form S-4 or similar forms that may be promulgated in the future. Timberline
Resources may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of such 180-day period.

13. Allocation of Registration Opportunities. In any circumstance in which all of the
Registrable Securities and other shares of Common Stock of Timberline Resources with registration rights (the "Other Shares") requested to be included in a registration on behalf of the
Holders or other selling stockholders cannot be so included as a result of limitations of the aggregate number of shares of Registrable Securities and Other Shares that may be so included, the number of shares of Registrable Securities and Other Shares that may be so included shall be

REGISTRATION RIGHTS AGREEMENT - 9

allocated among the Holders and other selling stockholders requesting inclusion of shares pro rata on the basis of the number of shares of Registrable Securities and Other Shares that would be held by such Holders and other selling stockholders, assuming conversion; provided, however, that such allocation shall not operate to reduce the aggregate number of Registrable
Securities and Other Shares to be included in such registration, if any Holder or other selling stockholder does not request inclusion of the maximum number of shares of Registrable
Securities and Other Shares allocated to him pursuant to the above-described procedure, in which case the remaining portion of his allocation shall be reallocated among those requesting Holders and other selling stockholders whose allocations did not satisfy their requests pro rata on the basis of the number of shares of Registrable Securities and Other Shares which would be held by such Holders and other selling stockholders, assuming conversion, and this procedure shall be repeated until all of the shares of Registrable Securities and Other Shares which may be included in the registration on behalf of the Holders and other selling stockholders have been so allocated.
Timberline Resources shall not limit the number of Registrable Securities to be included in a registration pursuant to this Agreement in order (a) to include shares held by stockholders with no registration rights, (b) to include shares of stock issued to employees, officers, directors, or consultants of Timberline Resources, or (c) in the case of registrations under Section 4 hereof, to include in such registration securities registered for Timberline Resources's own account;
provided further that in the case of a registration under Section 2, the number of shares of
Registrable Securities to be included in such registration pursuant to this Agreement shall not be limited without concurrent limitation of the number of Other Shares with similar registration rights to be included in such registration and instead the number of shares and Other Shares to be included in such registration shall be determined based upon the allocation provisions set forth above in this Section 13.

14. Miscellaneous Provisions. 14.1 Entire Agreement. This Agreement and the documents referred to herein constitute the entire agreement among the parties and no party shall be liable or bound to any other party in any manner by any warranties, representations, or covenants except as specifically set forth herein or therein.

14.2 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

14.3 Governing Law. This Agreement shall be governed by and construed under the laws of the State of Idaho as applied to agreements among Idaho residents and corporations organized or domiciled in such state that are entered into and are to be performed entirely within
Idaho.

REGISTRATION RIGHTS AGREEMENT - 10

14.4 Arbitration. Any dispute regarding the interpretation of this Agreement or the performance by any party hereto of their respective obligations shall be submitted to and determined by the decision of a board of arbitration consisting of three members (“Board of Arbitration”)
selected as hereinafter provided. Timberline Resources shall select an arbitrator and Kettle Drilling and the Selling Stockholders shall select an arbitrator, each of whom shall be a member of the
Board of Arbitration who is independent of the parties. A third Board of Arbitration member, independent of the parties, shall be selected by mutual agreement of the other two Board of
Arbitration members. If the other two Board of Arbitration members fail to reach agreement on such third member within 20 days after their selection, such third member shall thereafter be selected by the American Arbitration Association upon application made to it for such purpose by any party to the arbitration. The Board of Arbitration shall meet in Spokane, Washington, and shall reach and render a decision in writing (which shall state the reasons for its decisions in writing and shall make such decisions entirely on the basis of the substantive law governing the Agreement and which shall be concurred in by a majority of the members of the Board of Arbitration) with respect to the items in dispute. In connection with rendering its decisions, the Board of Arbitration shall adopt and follow the Commercial Rules of Arbitration of the American Arbitration Association. To
the extent practical, decisions of the Board of Arbitration shall be rendered no more than 30 calendar days following commencement of proceedings with respect thereto. The Board of
Arbitration shall cause its written decision to be delivered to Timberline Resources, Kettle Drilling and the Selling Stockholders. Any decision made by the Board of Arbitration (either prior to or after the expiration of such 30 calendar day period) shall be final, binding and conclusive on the parties to this Agreement and each party to the arbitration shall be entitled to enforce such decision to the fullest extent permitted by law and entered in any court of competent jurisdiction. The fees and expenses of the Board of Arbitration and the reasonable fees and expenses of legal counsel and consultants of the parties shall be allocated among the parties in the same proportion that the aggregate amount of the disputed items so submitted to the Board of Arbitration that is unsuccessfully submitted by each of them (as finally determined by the Board of Arbitration) bears to the total amount of items so submitted.

14.5 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

14.6 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

14.7 Notices. Any notices or other communications required or permitted hereunder shall be sufficiently given if sent by registered or certified mail, postage prepaid, by hand or by a reputable nationwide overnight express service, addressed, as follows:

REGISTRATION RIGHTS AGREEMENT - 11

If to Timberline Resources:

Timberline Resources Corporation 36 West 16th Avenue Spokane, Washington 99203 Attention: John Swallow Telefacsmile: (509) 747-5250

with a copy to:

Thomas E. Boccieri 561 Schaefer Avenue Oradell, New Jersey 07649-2517 Telefacsimle: (201) 265-6069

If to the Selling Stockholders:

Douglas Kettle and David Deeds Kettle Drilling, Inc. 2775 North Howard Street, Suite 2 Coeur d’Alene, Idaho 83815 Attention: David Deeds Telefacsimile: (208) 664-6311

with a copy to:

Randall & Danskin, P.S. 1500 Bank of America Financial Center 601 West Riverside Avenue, Suite 1500 Spokane, Washington 99201-0653 Attention: Douglas Siddoway Telefacsimile: (509) 624-2258

14.8 Expenses. Each party hereto shall pay its costs and expenses that it incurs with respect to the negotiation, execution, delivery, and performance of this Agreement.

14.9 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

14.10 Delays or Omissions. No delay or omission to exercise any applicable right, power or remedy accruing to any Holder shall impair any such right, power or remedy of such
Holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default therefore or thereafter

REGISTRATION RIGHTS AGREEMENT - 12

occurring. Any waiver, permit, consent or approval of any kind or character on the part of any
Holder of any breach or default under this Agreement or any waiver on the part of any Holder of any applicable provisions or conditions of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in such writing. All applicable remedies either under this Agreement or by law or otherwise afforded to any Holder shall be cumulative and not alternative.

14.11 Rights; Sevarability. Unless otherwise expressly provided herein, a Holder's rights hereunder are several rights, not rights jointly held with any of the other respective
Holders. In case any provision of the Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights
Agreement effective as of the day and year first above written.

REGISTRATION RIGHTS AGREEMENT - 13

Exhibit D-1 to Stock Purchase and Sale Agreement EMPLOYMENT AGREEMENT The PARTIES to this Employment Agreement are:

1.	KETTLE DRILLING, INC., an Idaho corporation, whose address is 2775 South Howard Street, Suite 2, Coeur d’Alene, Idaho 83815 (the "Company"); and

2.	DOUGLAS KETTLE, whose address is 5401 East Lancaster, Hayden, Idaho 83835 ("Employee").

The TERMS of this Employment Agreement are as follows:

1.	Definitions.

	1.1	Cause shall mean any one or more of the following:

(a) Disobedience of orders or directives of the board of directors of the

Company or interference with the performance by other employees of their duties, if such disobedience or interference is either (i) of such a nature that no reasonable doubt can exist as to its material adverse effect on the Company, or (ii) continues after specific instructions relating thereto have been given by the board of directors of the Company; or

(b) Material acts of dishonesty, disloyalty or competition related to the business of the Company or its relationships with employees, suppliers, customers or those with whom the Company does business; or

(c) Refusal or failure to furnish significant information concerning the

Company's affairs as reasonably requested by the board of directors of the Company, or material falsification of such information; or

(d) Any other action or course of conduct (specifically including, by way of illustration and not limitation, the breach of any material term of this Employment Agreement) which has or reasonably may be expected to have a material adverse effect on the Company or its business or financial position, if such action or course of conduct is either (i) of such a nature that no reasonable doubt can exist as to its material adverse effect on the Company, or (ii) continues after specific instructions relating thereto have been given by or under the authority of the board of directors of the Company; or

(e) Conviction of a crime involving acts of Employee constituting fraud,

moral turpitude, intentional dishonesty, or similar conduct.

	1.2	Company means Kettle Drilling, Inc., an Idaho corporation, and its successors.

EMPLOYMENT AGREEMENT - 1

1.3 Disability means that Employee is unable to actively perform his duties under this
Employment Agreement by reason of a medically determinable physical or mental impairment. In the event that there is a dispute as to whether or not Employee is disabled, such dispute shall be submitted to arbitration. The Company and the Employee shall each promptly appoint an arbitrator in writing, and the two arbitrators so appointed shall appoint a third arbitrator. The good faith decision of a majority of the arbitrators shall be binding upon the parties. If, for any reason, after demand, no arbitrator is appointed, the arbitrator or arbitrators shall be appointed by a judge of the District Court of Kootenai County, Idaho upon proper application made by an interested party. The determination by the arbitrators shall be in writing. The arbitrator or arbitrators chosen to resolve a dispute under this section shall all be physicians licensed in the State of Idaho as medical doctors.

1.4 Effective Date means March 1, 2006. 1.5 Notice shall mean a communication in writing. Any notice shall be deemed to have been given and served as of the date of the personal delivery thereof or, in the event that such notice is mailed, as of the date of receipt thereof.

1.6 Retirement shall mean that Employee has reached retirement age and has retired from the employment of the Company, whether such retirement is voluntary or mandatory. The retirement age shall be the age of sixty-five (65) years, or such lesser or greater age as the board of directors of the Company may from time-to-time or at any time establish.

1.7 Voluntary Resignation shall mean termination by Employee of his employment with the Company that is effected voluntarily for any reason other than disability or retirement.

2. Prior Agreements.

All agreements previously entered into by and between Employee and the Company relating to the employment of Employee are hereby revoked and shall be of no further force or effect, and the provisions of this Employment Agreement alone shall govern the Employee's employment.

3. Employment.

The Company hereby employs Employee to perform the duties generally described in this
Employment Agreement, and Employee hereby accepts and agrees to such employment on the terms and conditions hereinafter set forth.

3.1 Term. Employee's employment shall be deemed to have commenced on the Effective Date and shall continue thereafter for a period of three years unless earlier terminated as herein provided.

EMPLOYMENT AGREEMENT - 2

3.2 Duties. Employee shall have the title of president, shall be a member of the board of directors of the Company, and shall be primarily responsible for all aspects of the
Company’s business. Despite such titles and responsibility, Employee shall not be obligated to devote more than three to four hours of working time per day to the business of the Company. Further, Employee may engage in other substantial business activities during the term of this Employment Agreement provided such activities do not materially interfere or conflict with the performance of his duties hereunder and do not violate the covenant not to compete set forth in Section 7 hereof.

4. Compensation.

As compensation for all services rendered to the Company during the term of this Employment Agreement, in whatever capacity rendered, Employee shall have and receive the following compensation:

4.1 Salary. The Company shall pay Employee an annual salary of $162,000 during each full year of his employment pursuant to this Employment Agreement, which salary shall be payable in equal monthly payments of $13,500 on or after the fifth day of each month but before the twentieth day of each month.

4.2 Fringe Benefits. The Company shall pay for (or reimburse Employee for the cost
of) medical and dental insurance for Employee and Employee’s spouse for so long as
Employee is employed by the Company. In addition, the Company shall pay for medical and dental insurance for Employee and Employee’s spouse following the termination of
Employee’s employment by the Company (irrespective of whether Employee is then living), unless such termination is for Cause, as provided in Section 8.5 of this
Employment Agreement, subject, however, to the following limitations and conditions:
(a) the Company shall not be obligated to pay more than $12,000 per year for such insurance; and (b) the Company’s obligation to pay for such insurance shall commence as of the expiration of Employee’s employment and shall continue for a period of time equal to five years plus one additional year for each full year that Employee is employed by the
Company. The Company shall also pay Employee a non-accountable expense allowance of $1,500 per month, which Employee shall expend to further the Company’s business and its business relationships.

4.3 Performance Bonuses and Incentive Compensation. In addition to salary and fringe benefits, Employee shall be entitled to receive performance bonuses and other incentive compensation on the terms and subject to the conditions set forth in Exhibit A to this Employment Agreement.

4.4 Automobiles. In addition to salary and fringe benefits, the Company shall provide
Employee a Company truck for Employee’s use in furtherance of the Company’s business.
The Company shall also pay (or reimburse Employee for) all reasonable gasoline, maintenance and insurance charges and expenses relating to such vehicle.

EMPLOYMENT AGREEMENT - 3

4.5 Ratification of Prior Bonus and Transfer of Title to Other Vehicle. The Company
hereby ratifies its 2004 bonus to Employee to repay the existing indebtedness relating to the following described vehicle, and to transfer title to such vehicle to Employee during calendar year 2006.

Make: Jaguar Model: XKR Year: 2006 VIN: SADJA42B263A540B

4.6 Payment of Tax Liability for Deemed Distributions. The Company agrees that it will pay or reimburse Employee for any federal or state income taxes that are paid or payable by
Employee with respect to any pass-through income that Employee is deemed to have been received (but does not actually receive) during (a) the tax year ended December 31, 2005 and (b)
the period commencing January 1, 2006 and ending the effective date of the Company’s election not to be taxed as an S corporation for federal income tax purposes.

5. Vacations.

Employee shall be entitled to six weeks of paid vacation each calendar year during the term of this Employment Agreement. Should Employee have any earned but unused vacation time at the expiration of the calendar year in which it was earned, he shall be entitled to carry a maximum of six weeks (or such lesser amount as was earned and is unused) into the next calendar year.

6. Continuation of Salary during Disability.

In the event becomes disabled and his employment is terminated because of disability, his base monthly compensation shall be continued for a period of time equal to the lesser of (a) the period of disability or (b) six months from the date Employee becomes disabled or his employment was terminated because of disability. The amount of any salary payments shall be reduced by the amount of any disability insurance benefits from policies paid for by the
Company or Social Security benefits receivable by Employee that are attributable to his disability. Nothing in this section shall be deemed to compel the Company to acquire insurance to fund its obligations hereunder, but it may, in its discretion, do so.

7. Covenant Not to Compete.

Employee, while an employee and following termination, agrees to abide by the following covenant not to compete:

7.l Employee recognizes that while an employee he may develop or be exposed to unique, valuable and special confidential information, know-how, customer lists and trade secrets that are the property of the Company or its customers. Employee agrees that so long as such confidential information, know-how, customer lists, and trade secrets remain protectable, he will not use or divulge them except as required to meet his

EMPLOYMENT AGREEMENT - 4

obligations to the Company and will not undertake any employment or other position competitive with the Company wherein the complete fulfillment of the duties of such competitive position would inherently call upon him to reveal, base judgments upon, or otherwise use any such confidential information, know-how, customer lists, or trade secrets.

7.2 Employee agrees that reports, customer lists, customer prospect files, rate and billing information, technical information, and other materials integral to the Company's business used or produced by him or coming into his possession by or through his status as an employee of the Company are the property of the Company and shall be surrendered upon withdrawal without retaining any copies, extracts or notes thereof.

7.3 Employee agrees that while an employee, and for a period of three years following termination of employment, he will not directly or indirectly solicit or attempt to solicit business or sell, write or do business with any customer with whom the
Company was doing business as of the date of Employee's termination.

7.4 Employee agrees that while an employee, and for a period of three years following termination of his employment, he will not directly or indirectly engage in a business competitive with that of the Company. Employee further agrees that for a period of three years following termination, he will not induce or attempt to induce any person to leave employment with the Company, or hire or employ any person employed by the Company as of the date of Employee's termination.

7.5 The Company shall have the right to seek and secure an injunction to enforce the provisions of the covenant, but that remedy shall not be exclusive.

8. Termination.

This Employment Agreement and Employee's employment hereunder shall continue as provided in Section 3.1 until terminated as hereinafter provided. Notwithstanding the termination of this Employment Agreement, the parties shall be required to carry out any provisions hereof which contemplate performance by them subsequent to such termination, and such termination shall not affect any liability or other obligation which shall have accrued prior to such termination, including, but not limited to, any liability for loss or damage on account of default or any obligation arising under the covenant not to compete. This Employment
Agreement shall terminate upon the occurrence of any of the following events:

8.1 Death of Employee. This Employment Agreement shall automatically terminate without notice upon the death of Employee. The Company shall pay the monthly base salary of Employee to the estate of Employee for the full month in which such death occurs and for an additional two months thereafter.

8.2 Retirement and Retirement Benefit. Employee may retire at any time after
Employee has reached retirement age, as herein defined, by giving the Company not less than sixty days written notice of his intent to retire, specifying the date of retirement.

EMPLOYMENT AGREEMENT - 5

The Company shall not be obligated to pay Employee a monthly retirement benefit following his retirement, but shall endeavor in good faith from and after the Effective
Date of this Employment Agreement to devise and implement a retirement plan for
Employee and other employees of the Company. Employee acknowledges and understands that the Company is under no obligation to devise or implement such a plan.
Employee further acknowledges and understands that, if the Company does devise and implement a retirement plan, it may make only partial contributions to the plan and may condition such contributions on the Company’s earnings or other benchmarks of financial performance.

8.3 Disability. This Employment Agreement may be terminated unilaterally by the board of directors of the Company in the event of disability of Employee, as herein defined, which shall have continued for a period of more than three months.

8.4 Voluntary Resignation. Employee may voluntarily resign at any time during the term of his employment by the Company, provided that he gives the Company not less than six months written notice of his intention to resign, specifying the effective date of such resignation.

8.5 Termination of Employment for Cause. The Company may terminate the employment of Employee for Cause, as herein defined, without notice.

8.6 Termination of Employment other than for Cause. The Company may terminate the employment of Employee without Cause upon three months’ written notice. If the
Company shall terminate the employment of Employee other than for Cause, then it shall
(a) pay Employee (or Employee’s spouse, should Employee die), a severance benefit equal to three years’ salary based on Employee’s base monthly salary immediately preceding his termination and (b) pay for (or reimburse Employee for the cost of) such medical and dental insurance as Company is then obligated to pay Employee pursuant to
Section 4.3 of this Employment Agreement.

8.7 Termination of Employment for Breach. The employment of Employee may be terminated by Employee upon breach of a material term of this Employment Agreement by the Company, provided that Employee shall give the Company not less than sixty days written notice of the intent to terminate for breach, specifying the nature of the breach. In the event that the Company cures such breach prior to the passage of such sixty-day period, Employee's right to terminate for such breach shall cease.

8.8 Termination upon Cessation of Business. In the event the Company shall cease the active conduct of its business, the employment of Employee shall be deemed terminated.

9. Insurance.

The Company reserves the right to acquire insurance on the life or health of Employee, naming itself as the beneficiary thereof. The Company shall be the sole owner of all such policies taken out by it and may exercise all rights under such policies.

EMPLOYMENT AGREEMENT - 6

10. Notices.

Any notice transmitted by either party to this Employment Agreement to any other party hereto may be served personally upon such other party or mailed to such other party, in the case of the Company, to its registered office; and in the case of Employee, to the address of Employee appearing on the books of the Company or such other address as may be designated in writing by
Employee.

11. Termination of Corporate Office.

In the event that the employment of Employee hereunder is terminated for any reason and
Employee shall hold office as an officer of the Company, such office shall terminate and
Employee shall be deemed to have resigned the same automatically and without notice as of the effective date of termination of employment.

12. General Provisions.

12.1 Venue and Governing Law. This Employment Agreement is made in accordance with and shall be interpreted and governed by the laws of the State of Idaho. If any action or other proceeding shall be brought on or in connection with this Employment
Agreement, the venue of such action shall be in Kootenai County, Idaho.

12.2 Attorney's Fees. In the event that it shall become necessary for either of the parties to obtain the services of an attorney in order to enforce the provisions hereof, then, in that event, the defaulting party shall pay the prevailing party all reasonable attorney's fees and all costs incurred in connection therewith, including the costs of any appeal.

12.3 Assignments. This Employment Agreement is personal to each of the parties hereto, and neither party may assign or delegate any of the rights or obligations hereunder without first obtaining the written consent of the other party. No assignment or assumption of any obligation hereunder shall relieve either party hereto from liability for any obligation hereunder.

12.4 Amendment. No amendment, waiver or modification of this Employment
Agreement or of any term or condition hereof shall be valid or effective unless in writing and approved by the Company and Employee.

12.5 Arbitration. All disputes arising under this Employment Agreement shall be resolved through arbitration. The arbitration of any dispute hereunder shall be conducted in accordance with the Idaho Uniform Arbitration Act. Except as provided at paragraph
12.2, the cost of any such arbitration shall be borne equally by Employee and the
Company.

12.6 Merger Clause. This Employment Agreement expresses the full and final purpose and agreement of the parties relating to employment of Employee.

EMPLOYMENT AGREEMENT - 7

12.7 Severability. Each provision of this Employment Agreement shall be considered severable and if, for any reason, any provision hereof or remedy herein provided is determined to be invalid, such invalidity shall not impair the operation or effect of the remaining provisions hereof which are valid.

12.8 Successors. Except as expressly provided otherwise herein, all of the rights of the parties hereunder shall inure to the benefit of and all obligations of the parties hereunder shall bind the parties' heirs, personal representatives, successors and assigns.

12.9 Execution of Documents. Each of the parties agrees to execute all documents necessary to implement the provisions of this Employment Agreement.

12.10 No Trust Relationship. Nothing contained in this Employment Agreement and no action taken pursuant to the provisions of this Employment Agreement shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and Employee. Any amounts or assets referred to under the provisions of this
Employment Agreement shall continue for all purposes to be a part of the general funds of the Company, and no person other than the Company shall by virtue of the provisions of this Employment Agreement have any interest in such funds. To the extent that any person acquires a right to receive payments from the Company under this Employment
Agreement, such rights shall be no greater than the right of any unsecured creditor of the
Company.

12.11 Descriptive Headings. Titles to the paragraphs hereof are for information purposes only.

EXECUTED this 3rd day of March 2006, but effective as of the Effective Date.

EMPLOYMENT AGREEMENT - 8

Schedule A to Employment Agreement

Bonus and Incentive Compensation

In addition to salary and fringe benefits, the Company agrees to pay Employee the following bonus and incentive compensation:

A. Revenue-Based Cash Bonus. The Company shall pay Employee a bonus for the fiscal year ending December 31, 2006 if the Company’s gross revenue for such fiscal year is greater than $4,800,000. For each year thereafter during the term of this Agreement, the Company shall pay Employee a bonus if the Company’s gross revenue for such fiscal year increased over the
Company’s gross revenue for the prior fiscal year. The amount of such bonus shall be equal to two percent of any such increase in gross revenue, and shall be paid to Employee within 45 days of the end of the fiscal year in which it was earned.

B. Net Revenue-Based Cash Bonus. In addition to the bonus specified in paragraph A, above, the Company shall pay Employee a bonus for the fiscal year ending December 31, 2006 if the Company’s net revenue for such fiscal year before deduction of taxes, depreciation and amortization (hereinafter referred to as “Company Net Revenue”) is greater than $760,000. For each year thereafter during the term of this Agreement, the Company shall pay Employee a bonus if Company Net Revenue for such fiscal year increased over Company Net Revenue for the prior fiscal year. The amount of such bonus shall be equal to five percent of any such increase in Company Net Revenue, and shall be paid to Employee within 45 days of the end of the fiscal year in which it was earned.

C. Acquisition-Based Stock Options Bonus. In addition to the cash bonuses specified in paragraphs A and B, above, the Company shall pay Employee a bonus in the event the Company acquires another hard rock drilling business by merger (provided the Company is the surviving corporation), consolidation, or the purchase of all or substantially all of the assets of such business. The amount of such bonus shall be equal to the greater of (i) five percent of the total assets of the acquired business or (ii) five percent of the gross revenue of the acquired business for the fiscal year immediately preceding the date of acquisition.

The bonus shall be paid to Employee within 45 days of the closing date of the acquisition transaction either by (a) the issuance and delivery to Employee of shares of common stock of the
Company or (b) by the issuance and delivery to Employee of ten-year options to purchase common stock of the Company, whichever Employee shall elect to receive.

Should Employee elect to receive shares of common stock of the Company in payment of the bonus, the number of shares issuable and deliverable to him shall be determined by dividing the amount of the bonus (namely, the greater of five percent of the total assets of the acquired business or five percent of the gross revenue of the acquired business for the fiscal year immediately preceding the date of acquisition) by the market value of the Company’s common stock as of the end of the fiscal quarter immediately preceding the date the Company publicly

EMPLOYMENT AGREEMENT - 9

announces the acquisition upon which the bonus is predicated.

Should employee elect to receive stock options in payment of the bonus, such options shall be exercisable at any time during such ten-year period at a price per share equal to the market price of the Company’s common stock as of the end of the fiscal quarter immediately preceding the date the Company publicly announces the acquisition upon which the bonus is predicated. The number of stock options to be granted to Employee shall be determined by dividing the amount of the bonus (namely, the greater of five percent of the total assets of the acquired business or five percent of the gross revenue of the acquired business for the fiscal year immediately preceding the date of acquisition) by the value of each option as of as of the date of grant. The value of such option shall be the same value that the Company ascribes to such option as compensation expense, determined in accordance with Financial Accounting Standard 123(R),
Accounting for Stock-Based Compensation.

EMPLOYMENT AGREEMENT - 10

Exhibit D-2 to Stock Purchase and Sale Agreement EMPLOYMENT AGREEMENT The PARTIES to this Employment Agreement are:

1.	KETTLE DRILLING, INC., an Idaho corporation, whose address is 2775 South Howard Street, Suite 2, Coeur d’Alene, Idaho 83815 (the "Company"); and

2.	DAVID DEEDS, whose address is 5609 East Lancaster, Hayden, Idaho 83835 ("Employee").

The TERMS of this Employment Agreement are as follows:

1.	Definitions.

	1.1	Cause shall mean any one or more of the following:

(a) Disobedience of orders or directives of the board of directors of the

Company or interference with the performance by other employees of their duties, if such disobedience or interference is either (i) of such a nature that no reasonable doubt can exist as to its material adverse effect on the Company, or (ii) continues after specific instructions relating thereto have been given by the board of directors of the Company; or

(b) Material acts of dishonesty, disloyalty or competition related to the business of the Company or its relationships with employees, suppliers, customers or those with whom the Company does business; or

(c) Refusal or failure to furnish significant information concerning the

Company's affairs as reasonably requested by the board of directors of the Company, or material falsification of such information; or

(d) Any other action or course of conduct (specifically including, by way of illustration and not limitation, the breach of any material term of this Employment Agreement) which has or reasonably may be expected to have a material adverse effect on the Company or its business or financial position, if such action or course of conduct is either (i) of such a nature that no reasonable doubt can exist as to its material adverse effect on the Company, or (ii) continues after specific instructions relating thereto have been given by or under the authority of the board of directors of the Company; or

(e) Conviction of a crime involving acts of Employee constituting fraud,

moral turpitude, intentional dishonesty, or similar conduct.

	1.2	Company means Kettle Drilling, Inc., an Idaho corporation, and its successors.

EMPLOYMENT AGREEMENT - 1

1.3 Disability means that Employee is unable to actively perform his duties under this
Employment Agreement by reason of a medically determinable physical or mental impairment. In the event that there is a dispute as to whether or not Employee is disabled, such dispute shall be submitted to arbitration. The Company and the Employee shall each promptly appoint an arbitrator in writing, and the two arbitrators so appointed shall appoint a third arbitrator. The good faith decision of a majority of the arbitrators shall be binding upon the parties. If, for any reason, after demand, no arbitrator is appointed, the arbitrator or arbitrators shall be appointed by a judge of the District Court of Kootenai County, Idaho upon proper application made by an interested party. The determination by the arbitrators shall be in writing. The arbitrator or arbitrators chosen to resolve a dispute under this section shall all be physicians licensed in the State of Idaho as medical doctors.

1.4 Effective Date means March 1, 2006. 1.5 Notice shall mean a communication in writing. Any notice shall be deemed to have been given and served as of the date of the personal delivery thereof or, in the event that such notice is mailed, as of the date of receipt thereof.

1.6 Retirement shall mean that Employee has reached retirement age and has retired from the employment of the Company, whether such retirement is voluntary or mandatory. The retirement age shall be the age of sixty-five (65) years, or such lesser or greater age as the board of directors of the Company may from time-to-time or at any time establish.

1.7 Voluntary Resignation shall mean termination by Employee of his employment with the Company that is effected voluntarily for any reason other than disability or retirement.

2. Prior Agreements.

All agreements previously entered into by and between Employee and the Company relating to the employment of Employee are hereby revoked and shall be of no further force or effect, and the provisions of this Employment Agreement alone shall govern the Employee's employment.

3. Employment.

The Company hereby employs Employee to perform the duties generally described in this
Employment Agreement, and Employee hereby accepts and agrees to such employment on the terms and conditions hereinafter set forth.

3.1 Term. Employee's employment shall be deemed to have commenced on the Effective Date and shall continue thereafter for a period of three years unless earlier terminated as herein provided.

EMPLOYMENT AGREEMENT - 2

3.2 Duties. Employee shall have the title of vice president, shall be a member of the board of directors of the Company, and shall be primarily responsible for all aspects of the Company’s business. Despite such titles and responsibility, Employee shall not be obligated to devote more than three to four hours of working time per day to the business of the Company. Further, Employee may engage in other substantial business activities during the term of this Employment Agreement provided such activities do not materially interfere or conflict with the performance of his duties hereunder and do not violate the covenant not to compete set forth in Section 7 hereof.

4. Compensation.

As compensation for all services rendered to the Company during the term of this Employment Agreement, in whatever capacity rendered, Employee shall have and receive the following compensation:

4.1 Salary. The Company shall pay Employee an annual salary of $162,000 during each full year of his employment pursuant to this Employment Agreement, which salary shall be payable in equal monthly payments of $13,500 on or after the fifth day of each month but before the twentieth day of each month.

4.2 Fringe Benefits. The Company shall pay for (or reimburse Employee for the cost
of) medical and dental insurance for Employee and Employee’s spouse for so long as
Employee is employed by the Company. In addition, the Company shall pay for medical and dental insurance for Employee and Employee’s spouse following the termination of
Employee’s employment by the Company (irrespective of whether Employee is then living), unless such termination is for Cause, as provided in Section 8.5 of this
Employment Agreement, subject, however, to the following limitations and conditions:
(a) the Company shall not be obligated to pay more than $12,000 per year for such insurance; and (b) the Company’s obligation to pay for such insurance shall commence as of the expiration of Employee’s employment and shall continue for a period of time equal to five years plus one additional year for each full year that Employee is employed by the
Company. The Company shall also pay Employee a non-accountable expense allowance of $1,500 per month, which Employee shall expend to further the Company’s business and its business relationships.

4.3 Performance Bonuses and Incentive Compensation. In addition to salary and fringe benefits, Employee shall be entitled to receive performance bonuses and other incentive compensation on the terms and subject to the conditions set forth in Exhibit A to this Employment Agreement.

4.4 Automobiles. In addition to salary and fringe benefits, the Company shall provide
Employee a Company truck for Employee’s use in furtherance of the Company’s business.
The Company shall also pay (or reimburse Employee for) all reasonable gasoline, maintenance and insurance charges and expenses relating to such vehicle.

EMPLOYMENT AGREEMENT - 3

4.5 Ratification of Prior Bonus and Transfer of Title to Other Vehicle. The Company
hereby ratifies its 2004 bonus to Employee to repay the existing indebtedness relating to the following described vehicle, and to transfer title to such vehicle to Employee during calendar year 2006.

Make: BMW Model: M3 Year: 2004 VIN: UBSBL93434PN59163

4.6 Tax Liability for Deemed Distributions. The Company agrees that it will pay or reimburse Employee for any federal or state income taxes that are paid or payable by Employee with respect to any pass-through income that Employee is deemed to have been received (but does not actually receive) during (a) the tax year ended December 31, 2005 and (b) the period commencing January 1, 2006 and ending the effective date of the Company’s election not to be taxed as an S corporation for federal income tax purposes.

5. Vacations.

Employee shall be entitled to six weeks of paid vacation each calendar year during the term of this Employment Agreement. Should Employee have any earned but unused vacation time at the expiration of the calendar year in which it was earned, he shall be entitled to carry a maximum of six weeks (or such lesser amount as was earned and is unused) into the next calendar year.

6. Continuation of Salary during Disability.

In the event becomes disabled and his employment is terminated because of disability, his base monthly compensation shall be continued for a period of time equal to the lesser of (a) the period of disability or (b) six months from the date Employee becomes disabled or his employment was terminated because of disability. The amount of any salary payments shall be reduced by the amount of any disability insurance benefits from policies paid for by the
Company or Social Security benefits receivable by Employee that are attributable to his disability. Nothing in this section shall be deemed to compel the Company to acquire insurance to fund its obligations hereunder, but it may, in its discretion, do so.

7. Covenant Not to Compete.

Employee, while an employee and following termination, agrees to abide by the following covenant not to compete:

7.l Employee recognizes that while an employee he may develop or be exposed to unique, valuable and special confidential information, know-how, customer lists and trade secrets that are the property of the Company or its customers. Employee agrees that so long as such confidential information, know-how, customer lists, and trade secrets remain protectable, he will not use or divulge them except as required to meet his

EMPLOYMENT AGREEMENT - 4

obligations to the Company and will not undertake any employment or other position competitive with the Company wherein the complete fulfillment of the duties of such competitive position would inherently call upon him to reveal, base judgments upon, or otherwise use any such confidential information, know-how, customer lists, or trade secrets.

7.2 Employee agrees that reports, customer lists, customer prospect files, rate and billing information, technical information, and other materials integral to the Company's business used or produced by him or coming into his possession by or through his status as an employee of the Company are the property of the Company and shall be surrendered upon withdrawal without retaining any copies, extracts or notes thereof.

7.3 Employee agrees that while an employee, and for a period of three years following termination of employment, he will not directly or indirectly solicit or attempt to solicit business or sell, write or do business with any customer with whom the
Company was doing business as of the date of Employee's termination.

7.4 Employee agrees that while an employee, and for a period of three years following termination of his employment, he will not directly or indirectly engage in a business competitive with that of the Company. Employee further agrees that for a period of three years following termination, he will not induce or attempt to induce any person to leave employment with the Company, or hire or employ any person employed by the Company as of the date of Employee's termination.

7.5 The Company shall have the right to seek and secure an injunction to enforce the provisions of the covenant, but that remedy shall not be exclusive.

8. Termination.

This Employment Agreement and Employee's employment hereunder shall continue as provided in Section 3.1 until terminated as hereinafter provided. Notwithstanding the termination of this Employment Agreement, the parties shall be required to carry out any provisions hereof which contemplate performance by them subsequent to such termination, and such termination shall not affect any liability or other obligation which shall have accrued prior to such termination, including, but not limited to, any liability for loss or damage on account of default or any obligation arising under the covenant not to compete. This Employment
Agreement shall terminate upon the occurrence of any of the following events:

8.1 Death of Employee. This Employment Agreement shall automatically terminate without notice upon the death of Employee. The Company shall pay the monthly base salary of Employee to the estate of Employee for the full month in which such death occurs and for an additional two months thereafter.

8.2 Retirement and Retirement Benefit. Employee may retire at any time after
Employee has reached retirement age, as herein defined, by giving the Company not less than sixty days written notice of his intent to retire, specifying the date of retirement.

EMPLOYMENT AGREEMENT - 5

The Company shall not be obligated to pay Employee a monthly retirement benefit following his retirement, but shall endeavor in good faith from and after the Effective
Date of this Employment Agreement to devise and implement a retirement plan for
Employee and other employees of the Company. Employee acknowledges and understands that the Company is under no obligation to devise or implement such a plan.
Employee further acknowledges and understands that, if the Company does devise and implement a retirement plan, it may make only partial contributions to the plan and may condition such contributions on the Company’s earnings or other benchmarks of financial performance.

8.3 Disability. This Employment Agreement may be terminated unilaterally by the board of directors of the Company in the event of disability of Employee, as herein defined, which shall have continued for a period of more than three months.

8.4 Voluntary Resignation. Employee may voluntarily resign at any time during the term of his employment by the Company, provided that he gives the Company not less than six months written notice of his intention to resign, specifying the effective date of such resignation.

8.5 Termination of Employment for Cause. The Company may terminate the employment of Employee for Cause, as herein defined, without notice.

8.6 Termination of Employment other than for Cause. The Company may terminate the employment of Employee without Cause upon three months’ written notice. If the
Company shall terminate the employment of Employee other than for Cause, then it shall
(a) pay Employee (or Employee’s spouse, should Employee die), a severance benefit equal to three years’ salary based on Employee’s base monthly salary immediately preceding his termination and (b) pay for (or reimburse Employee for the cost of) such medical and dental insurance as Company is then obligated to pay Employee pursuant to
Section 4.3 of this Employment Agreement.

8.7 Termination of Employment for Breach. The employment of Employee may be terminated by Employee upon breach of a material term of this Employment Agreement by the Company, provided that Employee shall give the Company not less than sixty days written notice of the intent to terminate for breach, specifying the nature of the breach. In the event that the Company cures such breach prior to the passage of such sixty-day period, Employee's right to terminate for such breach shall cease.

8.8 Termination upon Cessation of Business. In the event the Company shall cease the active conduct of its business, the employment of Employee shall be deemed terminated.

9. Insurance.

The Company reserves the right to acquire insurance on the life or health of Employee, naming itself as the beneficiary thereof. The Company shall be the sole owner of all such

EMPLOYMENT AGREEMENT - 6

policies taken out by it and may exercise all rights under such policies.

10. Notices.

Any notice transmitted by either party to this Employment Agreement to any other party hereto may be served personally upon such other party or mailed to such other party, in the case of the Company, to its registered office; and in the case of Employee, to the address of Employee appearing on the books of the Company or such other address as may be designated in writing by
Employee.

11. Termination of Corporate Office.

In the event that the employment of Employee hereunder is terminated for any reason and
Employee shall hold office as an officer of the Company, such office shall terminate and
Employee shall be deemed to have resigned the same automatically and without notice as of the effective date of termination of employment.

12. General Provisions.

12.1 Venue and Governing Law. This Employment Agreement is made in accordance with and shall be interpreted and governed by the laws of the State of Idaho. If any action or other proceeding shall be brought on or in connection with this Employment
Agreement, the venue of such action shall be in Kootenai County, Idaho.

12.2 Attorney's Fees. In the event that it shall become necessary for either of the parties to obtain the services of an attorney in order to enforce the provisions hereof, then, in that event, the defaulting party shall pay the prevailing party all reasonable attorney's fees and all costs incurred in connection therewith, including the costs of any appeal.

12.3 Assignments. This Employment Agreement is personal to each of the parties hereto, and neither party may assign or delegate any of the rights or obligations hereunder without first obtaining the written consent of the other party. No assignment or assumption of any obligation hereunder shall relieve either party hereto from liability for any obligation hereunder.

12.4 Amendment. No amendment, waiver or modification of this Employment
Agreement or of any term or condition hereof shall be valid or effective unless in writing and approved by the Company and Employee.

12.5 Arbitration. All disputes arising under this Employment Agreement shall be resolved through arbitration. The arbitration of any dispute hereunder shall be conducted in accordance with the Idaho Uniform Arbitration Act. Except as provided at paragraph
12.2, the cost of any such arbitration shall be borne equally by Employee and the
Company.

EMPLOYMENT AGREEMENT - 7

12.6 Merger Clause. This Employment Agreement expresses the full and final purpose and agreement of the parties relating to employment of Employee.

12.7 Severability. Each provision of this Employment Agreement shall be considered severable and if, for any reason, any provision hereof or remedy herein provided is determined to be invalid, such invalidity shall not impair the operation or effect of the remaining provisions hereof which are valid.

12.8 Successors. Except as expressly provided otherwise herein, all of the rights of the parties hereunder shall inure to the benefit of and all obligations of the parties hereunder shall bind the parties' heirs, personal representatives, successors and assigns.

12.9 Execution of Documents. Each of the parties agrees to execute all documents necessary to implement the provisions of this Employment Agreement.

12.10 No Trust Relationship. Nothing contained in this Employment Agreement and no action taken pursuant to the provisions of this Employment Agreement shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and Employee. Any amounts or assets referred to under the provisions of this
Employment Agreement shall continue for all purposes to be a part of the general funds of the Company, and no person other than the Company shall by virtue of the provisions of this Employment Agreement have any interest in such funds. To the extent that any person acquires a right to receive payments from the Company under this Employment
Agreement, such rights shall be no greater than the right of any unsecured creditor of the
Company.

12.11 Descriptive Headings. Titles to the paragraphs hereof are for information purposes only. EXECUTED this 3rd day of March 2006, but effective as of the Effective Date.

Schedule A to Employment Agreement

Bonus and Incentive Compensation

In addition to salary and fringe benefits, the Company agrees to pay Employee the following bonus and incentive compensation:

A. Revenue-Based Cash Bonus. The Company shall pay Employee a bonus for the fiscal year ending December 31, 2006 if the Company’s gross revenue for such fiscal year is greater than $4,800,000. For each year thereafter during the term of this Agreement, the Company shall pay Employee a bonus if the Company’s gross revenue for such fiscal year increased over the
Company’s gross revenue for the prior fiscal year. The amount of such bonus shall be equal to two percent of any such increase in gross revenue, and shall be paid to Employee within 45 days of the end of the fiscal year in which it was earned.

B. Net Revenue-Based Cash Bonus. In addition to the bonus specified in paragraph A, above, the Company shall pay Employee a bonus for the fiscal year ending December 31, 2006 if the Company’s net revenue for such fiscal year before deduction of taxes, depreciation and amortization (hereinafter referred to as “Company Net Revenue”) is greater than $760,000. For each year thereafter during the term of this Agreement, the Company shall pay Employee a bonus if Company Net Revenue for such fiscal year increased over Company Net Revenue for the prior fiscal year. The amount of such bonus shall be equal to five percent of any such increase in Company Net Revenue, and shall be paid to Employee within 45 days of the end of the fiscal year in which it was earned.

C. Acquisition-Based Stock Options Bonus. In addition to the cash bonuses specified in paragraphs A and B, above, the Company shall pay Employee a bonus in the event the Company acquires another hard rock drilling business by merger (provided the Company is the surviving corporation), consolidation, or the purchase of all or substantially all of the assets of such business. The amount of such bonus shall be equal to the greater of (i) five percent of the total assets of the acquired business or (ii) five percent of the gross revenue of the acquired business for the fiscal year immediately preceding the date of acquisition.

The bonus shall be paid to Employee within 45 days of the closing date of the acquisition transaction either by (a) the issuance and delivery to Employee of shares of common stock of the
Company or (b) by the issuance and delivery to Employee of ten-year options to purchase common stock of the Company, whichever Employee shall elect to receive.

Should Employee elect to receive shares of common stock of the Company in payment of the bonus, the number of shares issuable and deliverable to him shall be determined by dividing the amount of the bonus (namely, the greater of five percent of the total assets of the acquired business or five percent of the gross revenue of the acquired business for the fiscal year immediately preceding the date of acquisition) by the market value of the Company’s common stock as of the end of the fiscal quarter immediately preceding the date the Company publicly

EMPLOYMENT AGREEMENT - 9

announces the acquisition upon which the bonus is predicated.

Should employee elect to receive stock options in payment of the bonus, such options shall be exercisable at any time during such ten-year period at a price per share equal to the market price of the Company’s common stock as of the end of the fiscal quarter immediately preceding the date the Company publicly announces the acquisition upon which the bonus is predicated. The number of stock options to be granted to Employee shall be determined by dividing the amount of the bonus (namely, the greater of five percent of the total assets of the acquired business or five percent of the gross revenue of the acquired business for the fiscal year immediately preceding the date of acquisition) by the value of each option as of the date of grant. The value of such option shall be the same value that the Company ascribes to such option as compensation expense, determined in accordance with Financial Accounting Standard 123(R), Accounting for
Stock-Based Compensation.

EMPLOYMENT AGREEMENT - 10

Exhibit E to Stock Purchase and Sale Agreement

VOTING TRUST AGREEMENT

This Voting Trust Agreement (the "Agreement") is made and entered into as of
March 3, 2006 by and among Douglas Kettle and David Deeds (individually a “Selling
Stockholder“ and collectively the “Selling Stockholders”); Timberline Resources
Corporation (“Timberline Resources”), an Idaho corporation; and John Swallow, Stephen
Goss, Tom Gurkowski, Vance Thornsberry, Eric Klepfer and Paul Dircksen (individually a
“Timberline Inside Stockholder” and collectively the “Timberline Inside Stockholders”).

RECITALS:

WHEREAS, Timberline Resources, Kettle Drilling, the Selling Stockholders and
the Timberline Inside Stockholders are parties to a Stock Purchase and Sale Agreement dated February 23, 2006 (the “Purchase and Sale Agreement"); and

WHEREAS, certain of Timberline Resources’, Kettle Drillings’ and the Selling
Stockholders’ obligations under the Purchase and Sale Agreement are conditioned upon the execution and delivery of this Agreement.

AGREEMENT:

NOW, THEREFORE, the parties hereto agree as follows:

1. Appointment of Voting Trustee for Timberline Inside Stockholders. The
Timberline Inside Stockholders each hereby irrevocably appoint John Swallow (the
“Timberline Inside Stockholders Voting Trustee”) as attorney and voting trustee of the
Timberline Inside Stockholders, and each of them, solely for the purposes of: (a)
attending any and all meetings of stockholders of Timberline Resources and (b) solely with respect to the election of directors of Timberline Resources at any such meeting, to vote all of the shares of common stock of the Timberline Inside Stockholders, and each of them, for the election of the Selling Stockholders (or his or their respective designees, if the Selling Stockholders or either of them are unable or unwilling to serve) as advisory directors of Timberline Resources, in the same manner and with the same effect as if the
Timberline Inside Stockholders were personally present. It is specifically understood and agreed that, with respect to any other matter submitted to the stockholders of Timberline
Resources for approval or consent, including the election of persons to serve as directors of Timberline Resources, the Timberline Inside Stockholders Voting Trustee shall vote all of the shares of common stock of the Timberline Inside Stockholders strictly in accordance with the express written or oral instructions of such holders.

2. Appointment of Voting Trustee for Timberline Resources. Timberline
Resources hereby irrevocably appoints David Deeds, with full power of substitution (the
“Timberline Resources Voting Trustee”) as attorney and voting trustee of Timberline

VOTING TRUST AGREEMENT - 1

Resources solely for the purposes of: (a) attending any and all meetings of stockholders of Kettle Drilling; (b) with respect to the election of directors of Kettle Drilling at such meeting, to vote all of the shares of common stock of Timberline Resources for the election of the Selling Stockholders (or his or their respective designees, if the Selling
Stockholders or either of them are unable or unwilling to serve) as a directors Kettle
Drilling, in the same manner and with the same effect as if the Timberline Resources were personally present; and (c) with respect to any other matter submitted to the stockholders of Kettle Drilling for approval or consent, including the election of other persons, if any, to Kettle Drilling’s board of directors, the Timberline Resources Voting
Trustee shall either (i) vote all of the shares of common stock of Timberline Resources strictly in accordance with the express written or oral instructions of the Selling
Stockholders (or any surviving Selling Stockholder, if less than all of the Selling
Stockholders are then living) or (ii) with the prior written approval of the Selling
Stockholders (or any surviving Selling Stockholder, if less than all of the Selling
Stockholders are then living), cede the right to vote all of the shares of common stock of
Timberline Resources to Timberline Resources for such purpose or purposes.

3. Duration. The rights granted to the Timberline Inside Stockholders Voting
Trustee and the Timberline Resources Voting Trustee hereunder are irrevocable and shall continue in full force and effect until the later of: (a) such time as the Selling Stockholders
(or their heirs and successors) cease to own any shares of Series A Preferred Stock of
Timberline Resources; or (ii) if the Series A Preferred Stock has theretofore been converted into shares of Timberline Resources common stock, such time as the Selling Stockholders
(or their heirs and successors) cease to own less than ten percent of the number of such shares of Timberline Resources common stock into which the Series A Stock was initially converted; provided, however, that in no event shall the rights granted to the Timberline
Inside Stockholders Voting Trustee and the Timberline Resources Voting Trustee
hereunder continue in effect beyond March __, 2016, being ten years from the date of this
Agreement.

[The balance of this page has been left blank intentionally.]

VOTING TRUST AGREEMENT - 2

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

VOTING TRUST AGREEMENT - 3

RANDALL & DANSKIN, P.S.
ATTORNEYS AND COUNSELORS
1500 BANK OF AMERICA FINANCIAL CENTER
601 WEST RIVERSIDE AVENUE
SPOKANE, WASHINGTON 99201-0653
TELEPHONE (509) 747-2052
TELECOPIER (509) 624-2528

KEITH D. BROWN (WA, ID)
ANTHONY E. GRABICKI (WA, ID)
PETER J. GRABICKI (WA, ID, TX)
DAVID J. GROESBECK (WA)
ROBERT P. HAILEY (WA, ID, CA)
T. ANDREW HASTINGS (WA)
ANGELA M. HAYES (WA)
DAVID A. KULISCH (WA, CA)
MICHAEL J. MYERS (WA, ID)
JILLIAN A. POLLOCK (WA)
DONALD K. QUERNA (WA, ID)
CAROLE L. ROLANDO (WA)
DOUGLAS J. SIDDOWAY (WA, ID, NY)
LAUREL H. SIDDOWAY (WA, ID, NY)
EMMA C. THOMPSON (WA, OR)
MICHAEL L. WOLFE (WA, ID, CA)

ROBERT T. CARTER (WA, ID, OR)
OF COUNSEL

C.D. RANDALL (1885-1967)
F.B. DANSKIN (1889-1971)
A.A. LUNDIN (1914-1976)
G.L. KIMER (1918-1988)

March 6, 2006

Dear Sirs:

Reference is made to the Stock Purchase and Sale Agreement dated February 23, 2006, as amended March 3, 2006 (the "Purchase and Sale Agreement") among Timberline Resources Corporation ("Timberline Resources"), an Idaho corporation, Kettle Drilling, Inc. ("Kettle Drilling"), an Idaho corporation, Douglas Kettle and David Deeds (individually a "Selling Stockholder" and collectively the "Selling Stockholders"), and the affiliate stockholders of Timberline Resources named therein (the "Timberline Inside Stockholders"), which Purchase and Sale Agreement provides for the sale by the Selling Stockholders of all of the issued and outstanding capital stock of Kettle Drilling (defined therein as the "Kettle Drilling Shares" to Timberline Resources upon the terms and subject to the conditions stated therein. This opinion is rendered to you pursuant to Section 5.9 of the Purchase and Sale Agreement. All of the capitalized terms used herein shall have the meanings set forth in the Purchase and Sale Agreement unless otherwise defined herein.

We have acted as counsel to Kettle Drilling and the Selling Stockholders in connection with the transaction specified in the Purchase and Sale Agreement. In connection with this opinion, we have examined the following documents:

1. The certificate and articles of incorporation of Kettle Drilling as amended or restated to the date of this opinion;

2. The bylaws of Kettle Drilling as amended or restated to the date of this opinion;

3. The Purchase and Sale Agreement;

4. The Registration Rights Agreement that is annexed to the Purchase and Sale Agreement as Exhibit C;

Timberline Resources Corporation
March 6, 2006
Page 2

5. The Voting Trust Agreement that is annexed to the Purchase and Sale Agreement as Exhibit E; and

4. Resolutions of the board of directors of Kettle Drilling dated February 23, 2006.

The opinions hereinafter expressed are subject to the following qualifications:

(a) No opinion is given as to the laws of any jurisdiction other than the State of Idaho and the United States of America that may be applicable to the transaction specified in the Purchase and Sale Agreement.

(b) No opinion is given as to the effect of any of the following: applicable laws relating to bankruptcy, insolvency, reorganization or moratorium, by other similar laws affecting creditors' rights generally; the exercise of judicial discretion in accordance with principles of equity; and the fraudulent conveyance and transfer provisions of applicable state and federal laws.

(c) No opinion is given with respect to whether Kettle Drilling has made any untrue statements of material fact or omitted to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading. To the best of our knowledge, we are not aware that Kettle Drilling has made any such untrue statements of material fact or omitted to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading. (As used herein the phrase "to our knowledge" or similar language means that, during the course of our representation of Kettle Drilling in connection with the transaction specified in the Purchase and Sale Agreement, no information has come to our attention that has given us actual knowledge that any such opinions or matters are not accurate or that any of the documents, certificates, records and information on which we have relied is not accurate and complete. Except as otherwise stated herein, we have undertaken no independent investigation or verification of such matters, and any limited inquiry undertaken by us during the preparation of this opinion should not be regarded as such an investigation. No inference as to our knowledge of the existence or absence of such facts should be drawn from the fact of our representation of Kettle Drilling.)

(d) The opinions are rendered as of the date hereof, and we assume no obligation to update you with respect to any matters that may hereafter be brought to our attention.

Based upon and subject to the foregoing and to the comments and qualifications set forth below, and having considered such questions of law as we deemed necessary as a basis for the opinions expressed below, we are of the opinion that:

Timberline Resources Corporation
March 6, 2006
Page 3

1. Kettle Drilling is a corporation duly organized, validly existing and in good standing under the laws of the State of Idaho. Kettle Drilling has all requisite power to own and operate its properties and assets, and to carry on its business as presently conducted and as proposed to be conducted. Kettle Drilling is qualified to do business as a foreign corporation in every jurisdiction where the failure to so qualify would have a material adverse effect on its business or it financial condition..

2. Kettle Drilling and the Selling Stockholders each have full power and authority to execute and deliver the Purchase and Sale Agreement and the Voting Trust Agreement, and to carry out and perform their respective obligations under the Purchase and Sale Agreement and the Voting Trust Agreement.

3. The Selling Stockholders each have full power and authority to execute and deliver the Registration Rights Agreement and to carry out and perform their obligations under the Registration Rights Agreement.

4. The Purchase and Sale Agreement, the Registration Rights Agreement and the Voting Trust Agreement are a legal, valid and binding obligation of Kettle Drilling and the Selling Stockholders (to the extent they are parties thereto), enforceable against them in accordance with its terms.

This opinion is being provided to Timberline Resources at the request of Kettle Drilling and the Selling Stockholders, solely in connection with the Purchase and Sale Agreement and the consummation of the transaction specified therein and in the exhibits thereto. This opinion is solely for Timberline Resources' benefit and may not be relied upon by any other person or entity in any manner or for any purpose whatsoever, or used or referred to by any other person, without our prior written consent.

Very truly yours,

RANDALL & DANSKIN, P.S.

Douglas Siddoway

THOMAS E. BOCCIERI, ESQ.
561 Schaefer Avenue
Oradell, New Jersey 07649
(Office) 201-983-2024/(Fax) 201-265-6069

*Thomas E. Boccieri**
**Admitted to Practice in NJ only*

March 6, 2006

Douglas Kettle
David Deeds
2775 North Howard Street, Suite 2
Coeur d'Alene, Idaho 83815

Gentlemen:

Reference is made to the Stock Purchase and Sale Agreement dated February 23, 2006, as amended on March 6, 2006 (the "Purchase and Sale Agreement"), among Timberline Resources Corporation ("Timberline Resources"), an Idaho corporation, Kettle Drilling, Inc. ("Kettle Drilling"), an Idaho corporation, Douglas Kettle and David Deeds (individually a "Selling Stockholder" and collectively the "Selling Stockholders"), and the affiliate stockholders of Timberline Resources named therein (the "Timberline Inside Stockholders"), which Purchase and Sale Agreement provides for the sale by the Selling Stockholders of all of the issued and outstanding capital stock of Kettle Drilling (defined therein as the "Kettle Drilling Shares" to Timberline Resources upon the terms and subject to the conditions stated therein. This opinion is rendered to you pursuant to Section 6.10 of the Purchase and Sale Agreement. All of the capitalized terms used herein shall have the meanings set forth in the Purchase and Sale Agreement unless otherwise defined herein.

I have acted as counsel to Timberline Resources in connection with the transaction specified in the Purchase and Sale Agreement. In connection with this opinion, I have examined the following documents:

1. The certificate and articles of incorporation of Timberline Resources as amended or restated to the date of this opinion;

2. The bylaws of Timberline Resources as amended or restated to the date of this opinion;

3. The Purchase and Sale Agreement;

5. The Registration Rights Agreement that is annexed to the Purchase and Sale Agreement as Exhibit C;

Kettle Drilling and Messrs. Kettle and Deeds
March 6, 2006
Page 2

6. The Voting Trust Agreement that is annexed to the Purchase and Sale Agreement as Exhibit E;

7. The Promissory Notes that are annexed to the Purchase and Sale Agreement as Exhibits G-1 and G-2; and

8. Resolutions of the board of directors of Timberline Resources dated January 15, 2006 and February 26, 2006.

The opinions hereinafter expressed are subject to the following qualifications:

(a) Although I am not licensed to practice law in the State of Idaho, I am generally familiar with the laws of such state, including the Idaho General Business Corporation Act, and have conducted such investigations of these laws as I have deemed necessary or appropriate for purposes of expressing the opinions herein.

(b) No opinion is given as to the effect of any of the following: applicable laws relating to bankruptcy, insolvency, reorganization or moratorium, by other similar laws affecting creditors' rights generally; the exercise of judicial discretion in accordance with principles of equity; and the fraudulent conveyance and transfer provisions of applicable state and federal laws.

(c) No opinion is given with respect to whether Timberline Resources has made any untrue statements of material fact or omitted to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading. To the best of my knowledge, I am not aware that Timberline Resources has made any such untrue statements of material fact or omitted to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading. (As used herein the phrase "to my knowledge" or similar language means that, during the course of my representation of Timberline Resources in connection with the transaction specified in the Purchase and Sale Agreement, no information has come to my attention that has given me actual knowledge that any such opinions or matters are not accurate or that any of the documents, certificates, records and information on which I have relied is not accurate and complete. Except as otherwise stated herein, I have undertaken no independent investigation or verification of such matters, and any limited inquiry undertaken by me during the preparation of this opinion should not be regarded as such an investigation. No inference as to my knowledge of the existence or absence of such facts should be drawn from the fact of my representation of Timberline Resources.)

(d) The opinions are rendered as of the date hereof, and I assume no obligation to update you with respect to any matters that may hereafter be brought to my attention.

Based upon and subject to the foregoing and to the comments and qualifications set forth below, and having considered such questions of law as I deemed necessary as a basis for the opinions expressed below, I am of the opinion that:

1. Timberline Resources is a corporation duly organized, validly existing and in good standing under the laws of the State of Idaho. Timberline Resources has all requisite power to own and operate its properties and assets, and

Kettle Drilling and Messrs. Kettle and Deeds
March 6, 2006
Page 3

to carry on its business as presently conducted and as proposed to be conducted. Timberline Resources is not qualified to do business as a foreign corporation in any jurisdiction.

2. Timberline Resources has full power and authority to execute and deliver the Purchase and Sale Agreement, the Registration Rights Agreement and the Voting Trust Agreement, to purchase the Kettle Drilling Shares, and to carry out and perform its obligations under the Purchase and Sale Agreement, the Registration Rights Agreement and the Voting Trust Agreement.

3. Timberline Resources has full power and authority to adopt the Resolution by action of its board of directors, without stockholder approval, and the Resolution has been so adopted. The Resolution constitutes an amendment to Timberline Resources' articles of incorporation, and Timberline Resources has full power and authority to issue the Series A Stock and to issue shares of its common stock upon conversion of the Series A Stock as provided in the Resolution.

This opinion is being provided to Kettle Drilling and the Selling Stockholders at the request of Timberline Resources, solely in connection with the Purchase and Sale Agreement and the consummation of the transaction specified therein and in the exhibits thereto. This opinion is solely for Kettle Drilling's and the Selling Stockholders' benefit and may not be relied upon by any other person or entity, other than an assignee of a Selling Stockholder's entire, right and interest in the Purchase and Sale Agreement, in any manner or for any purpose whatsoever, or used or referred to by any other person, without my prior written consent.

Very truly yours,

Thomas E. Boccieri

Exhibit G-1 to Amendment

PROMISSORY NOTE

$300,000 March 3, 2006 Spokane, Washington

Timberline Resources Corporation, an Idaho corporation having its principal offices at 36 West 16th Avenue, Spokane, Washington 99203 (hereinafter referred to as
“Maker”) promises to pay to Douglas Kettle, whose address is 5401 East Lancaster,
Hayden, Idaho 83835, or his assigns (hereinafter referred to as “Holder”) the principal sum of $300,000 upon the terms and subject to the conditions of this promissory note
("Note"):

1. Interest. All sums owing on this Note shall bear interest from the date set forth above until paid, at a rate of interest equal to the prime rate of interest from time-to-
time published in the Wall Street Journal plus three percent, such rate to be adjusted as of the date any change in such prime rate is announced. As of the date of this Note, such rate of interest, as hereinabove determined, is ten and one-half percent. Upon the occurrence of an Event of Default and expiration of the applicable Cure Period, all sums owing on this
Note shall bear interest at the rate of interest otherwise payable on this Note plus four percent (the "Default Rate") for so long as the Event of Default continues. All computations of interest shall be based on a 360-day year for the actual number of days elapsed.

2. Payment. Maker shall pay Holder the principal of, and interest on, this
Note in one single installment on or before September 1, 2006.

3. Acceleration in the Event of Sale of Business. The provisions of Section
2 notwithstanding, all amounts payable under this Note shall become immediately due and payable, at Holder’s election, in the event all or substantially all of the assets of
Maker are sold other than in the ordinary course of business, or in the event Maker merges or consolidates with or into another business entity in which Maker is not the surviving entity.

4. Notice of Event of Default; Cure. Upon the occurrence of an Event of
Default, Holder shall give Notice of the Event of Default to Maker, and Maker shall have the right to cure such Event of Default within the applicable Cure Period. If Maker fails to cure the Event of Default within the applicable Cure Period, or is prohibited from doing so, then Holder may accelerate all amounts owing on this Note. Such accelerated amounts shall become immediately due and payable. If Holder accelerates the amounts due under this Note, Holder shall have the right to pursue any or all of the remedies available to it, including, but not limited to, the right to bring suit on this Note.

AMENDMENT TO STOCK PURCHASE AND SALE AGREEMENT - 1

As used herein, the term “Event of Default” means:

(a) if any payment due under the Note is not paid within five (5) days of the date upon which such payment was due.

(b) if any of the following shall occur:

(i) Maker becomes insolvent, makes a transfer in fraud to or an assignment for the benefit of creditors, or admits in writing his inability to pay their debts as they become due;

(ii) A receiver, custodian, liquidator or trustee is applied for by
Maker, or is appointed for all or substantially all of the assets of Maker, or any such receiver, custodian, liquidator or trustee is appointed in any proceeding brought against Maker, and such appointment is not contested or is not dismissed or discharged within 60 days after such appointment, or Maker acquiesces in such appointment;

(iii) Maker files a petition for relief under the federal
Bankruptcy Code, as amended, or under any similar law or statute of the
United States or any state thereof, or Maker seeks to take advantage of any insolvency law;

(iv) A petition against Maker is filed commencing an involuntary case under any present or future federal or state bankruptcy or similar law, and such petition is not dismissed or discharged within 60 days of filing; or

(v) Substantially all of the assets of Maker are sold or otherwise transferred.

As used herein, the term “Cure Period” means the period of time Maker shall have to cure an Event of Default. If the Event of Default is a monetary default, the Cure Period shall be five (5) days from the date Maker first receives notice of such Event of Default. If the Event of Default is other than a monetary default, the Cure Period shall be ten (10) days from the date Borrower first receives such notice. As used herein, a "monetary default" means a failure by Borrower to make any payment required of it by the Note. If a default other than a monetary default is capable of being cured and the cure cannot reasonably be completed within the ten (10) day Cure Period, the Cure Period shall be extended to up to fifteen (15)
days so long as Maker has commenced action to cure within such initial ten (10) day period and, in Holder's judgment, Maker is proceeding to cure the default with due diligence. The foregoing shall not be construed to obligate Lender to forebear in any other manner from exercising its remedies.

5. Remedies. Upon the occurrence of an Event of Default and expiration of the applicable Cure Period, Holder shall have all rights available to it at law or in equity, including all rights available to it under the Idaho Uniform Commercial Code. Any

AMENDMENT TO STOCK PURCHASE AND SALE AGREEMENT - 2

unpaid balance outstanding at such time, and any costs or other expenses incurred by
Holder in realizing on this Note, shall bear interest at the Default Rate for so long as the
Event of Default has not been cured and is continuing. All rights and remedies granted under this Note shall be deemed cumulative and not exclusive of any other right or remedy available to Holder.

6. Attorneys' Fees, Costs, and Other Expenses. Maker agrees to pay all costs and expenses which Holder may incur by reason of any Event of Default, including, but not limited to, reasonable attorneys' fees, expenses, and costs incurred in any action undertaken with respect to this Note, or the appeal of any such action. Any judgment recovered by Holder shall bear interest at the statutory rate of interest then in effect.

7. Transfer; Obligations Binding on Successors. Maker may not transfer any of its rights, duties or obligations under this Note without the prior written consent of
Holder. This Note, and the duties set forth in the Note, shall bind Maker and his heirs and successors. All rights and powers established in this Note shall benefit Holder and his heirs and successors.

8. Notices. Any notice, consent or other communication required or permitted under this Note shall be in writing and shall be deemed to have been duly given or made either (a) when delivered personally to the party to whom it is directed (or any officer or agent of such party) or (b) three days after being deposited in the United States'
certified or registered mail, postage prepaid, return receipt requested, and properly addressed to Maker or to Holder, at their respective addresses set forth above or at such other address as Maker or Holder shall have provided to the other.

9. Governing Law. This Note will be construed and the rights, duties, and obligations of the parties will be determined in accordance with the laws of the state of
Idaho and the federal laws of the United States of America.

10. Headings. Headings used in this Note have been included for convenience and ease of reference only, and will not in any manner influence the construction or interpretation of any provision of this Note.

11. Waiver. No right or obligation under this Note will be deemed to have been waived unless evidenced by a writing signed by the party against whom the waiver is asserted, or by its duly authorized representative. Any waiver will be effective only with respect to the specific instance involved, and will not impair or limit the right of the waiving party to insist upon strict performance of the right or obligation on any other instance, in any other respect, or at any other time. No failure on the part of Holder to exercise, and no delay in exercising, any right or obligation under this Note shall operate as a waiver thereof.

AMENDMENT TO STOCK PURCHASE AND SALE AGREEMENT - 3

12. Severability. The parties intend that this Note be enforced to the greatest extent permitted by applicable law. If any provision of this Note, on its face or as applied to any person or circumstances, is or becomes unenforceable to any extent, the remainder of this Note and the application of that provision to other persons, circumstances or extent, will not be impaired.

13. References. Except as otherwise specifically indicated, all references in this Note to numbered or lettered sections or subsections refer to sections or subsections of this Note. All references to this Note include any subsequent amendments to the Note.

14. Venue. Maker agrees that any action on this Note action may, in the discretion of Holder, be brought in Kootenai County, Idaho. Maker hereby consents to the exclusive personal jurisdiction of the District Court of Kootenai County and the United
States District Court for the District of Idaho.

17. Maximum Interest. Notwithstanding any other provisions of this Note, any interest, fees, or charges payable by reason of the indebtedness evidenced by this
Note shall not exceed the maximum permitted by law.

AMENDMENT TO STOCK PURCHASE AND SALE AGREEMENT - 4

Exhibit G-2 to Amendment

PROMISSORY NOTE

$100,000 March 3, 2006 Spokane, Washington

Timberline Resources Corporation, an Idaho corporation having its principal offices at 36 West 16th Avenue, Spokane, Washington 99203 (hereinafter referred to as
“Maker”) promises to pay to David Deeds and Margaret Deeds, husband and wife, whose address is 5609 East Lancaster, Hayden, Idaho 83835, or their assigns (hereinafter referred to as “Holder”) the principal sum of $100,000 upon the terms and subject to the conditions of this promissory note ("Note"):

1. Interest. All sums owing on this Note shall bear interest from the date set forth above until paid, at a rate of interest equal to the prime rate of interest from time-to-
time published in the Wall Street Journal plus three percent, such rate to be adjusted as of the date any change in such prime rate is announced. As of the date of this Note, such rate of interest, as hereinabove determined, is ten and one-half percent. Upon the occurrence of an Event of Default and expiration of the applicable Cure Period, all sums owing on this
Note shall bear interest at the rate of interest otherwise payable on this Note plus four percent (the "Default Rate") for so long as the Event of Default continues. All computations of interest shall be based on a 360-day year for the actual number of days elapsed.

2. Payment. Maker shall pay Holder the principal of, and interest on, this
Note in one single installment on or before September 1, 2006.

3. Acceleration in the Event of Sale of Business. The provisions of Section
2 notwithstanding, all amounts payable under this Note shall become immediately due and payable, at Holder’s election, in the event all or substantially all of the assets of
Maker are sold other than in the ordinary course of business, or in the event Maker merges or consolidates with or into another business entity in which Maker is not the surviving entity.

4. Notice of Event of Default; Cure. Upon the occurrence of an Event of
Default, Holder shall give Notice of the Event of Default to Maker, and Maker shall have the right to cure such Event of Default within the applicable Cure Period. If Maker fails to cure the Event of Default within the applicable Cure Period, or is prohibited from doing so, then Holder may accelerate all amounts owing on this Note. Such accelerated amounts shall become immediately due and payable. If Holder accelerates the amounts due under this Note, Holder shall have the right to pursue any or all of the remedies available to it, including, but not limited to, the right to bring suit on this Note.

AMENDMENT TO STOCK PURCHASE AND SALE AGREEMENT - 1

As used herein, the term “Event of Default” means:

(a) if any payment due under the Note is not paid within five (5) days of the date upon which such payment was due.

(b) if any of the following shall occur:

(i) Maker becomes insolvent, makes a transfer in fraud to or an assignment for the benefit of creditors, or admits in writing his inability to pay their debts as they become due;

(ii) A receiver, custodian, liquidator or trustee is applied for by
Maker, or is appointed for all or substantially all of the assets of Maker, or any such receiver, custodian, liquidator or trustee is appointed in any proceeding brought against Maker, and such appointment is not contested or is not dismissed or discharged within 60 days after such appointment, or Maker acquiesces in such appointment;

(iii) Maker files a petition for relief under the federal
Bankruptcy Code, as amended, or under any similar law or statute of the
United States or any state thereof, or Maker seeks to take advantage of any insolvency law;

(iv) A petition against Maker is filed commencing an involuntary case under any present or future federal or state bankruptcy or similar law, and such petition is not dismissed or discharged within 60 days of filing; or

(v) Substantially all of the assets of Maker are sold or otherwise transferred.

As used herein, the term “Cure Period” means the period of time Maker shall have to cure an Event of Default. If the Event of Default is a monetary default, the Cure Period shall be five (5) days from the date Maker first receives notice of such Event of Default. If the Event of Default is other than a monetary default, the Cure Period shall be ten (10) days from the date Borrower first receives such notice. As used herein, a "monetary default" means a failure by Borrower to make any payment required of it by the Note. If a default other than a monetary default is capable of being cured and the cure cannot reasonably be completed within the ten (10) day Cure Period, the Cure Period shall be extended to up to fifteen (15)
days so long as Maker has commenced action to cure within such initial ten (10) day period and, in Holder's judgment, Maker is proceeding to cure the default with due diligence. The foregoing shall not be construed to obligate Lender to forebear in any other manner from exercising its remedies.

5. Remedies. Upon the occurrence of an Event of Default and expiration of the applicable Cure Period, Holder shall have all rights available to it at law or in equity, including all rights available to it under the Idaho Uniform Commercial Code. Any

AMENDMENT TO STOCK PURCHASE AND SALE AGREEMENT - 2

unpaid balance outstanding at such time, and any costs or other expenses incurred by
Holder in realizing on this Note, shall bear interest at the Default Rate for so long as the
Event of Default has not been cured and is continuing. All rights and remedies granted under this Note shall be deemed cumulative and not exclusive of any other right or remedy available to Holder.

6. Attorneys' Fees, Costs, and Other Expenses. Maker agrees to pay all costs and expenses which Holder may incur by reason of any Event of Default, including, but not limited to, reasonable attorneys' fees, expenses, and costs incurred in any action undertaken with respect to this Note, or the appeal of any such action. Any judgment recovered by Holder shall bear interest at the statutory rate of interest then in effect.

7. Transfer; Obligations Binding on Successors. Maker may not transfer any of its rights, duties or obligations under this Note without the prior written consent of
Holder. This Note, and the duties set forth in the Note, shall bind Maker and his heirs and successors. All rights and powers established in this Note shall benefit Holder and his heirs and successors.

8. Notices. Any notice, consent or other communication required or permitted under this Note shall be in writing and shall be deemed to have been duly given or made either (a) when delivered personally to the party to whom it is directed (or any officer or agent of such party) or (b) three days after being deposited in the United States'
certified or registered mail, postage prepaid, return receipt requested, and properly addressed to Maker or to Holder, at their respective addresses set forth above or at such other address as Maker or Holder shall have provided to the other.

9. Governing Law. This Note will be construed and the rights, duties, and obligations of the parties will be determined in accordance with the laws of the state of
Idaho and the federal laws of the United States of America.

10. Headings. Headings used in this Note have been included for convenience and ease of reference only, and will not in any manner influence the construction or interpretation of any provision of this Note.

11. Waiver. No right or obligation under this Note will be deemed to have been waived unless evidenced by a writing signed by the party against whom the waiver is asserted, or by its duly authorized representative. Any waiver will be effective only with respect to the specific instance involved, and will not impair or limit the right of the waiving party to insist upon strict performance of the right or obligation on any other instance, in any other respect, or at any other time. No failure on the part of Holder to exercise, and no delay in exercising, any right or obligation under this Note shall operate as a waiver thereof.

AMENDMENT TO STOCK PURCHASE AND SALE AGREEMENT - 3

12. Severability. The parties intend that this Note be enforced to the greatest extent permitted by applicable law. If any provision of this Note, on its face or as applied to any person or circumstances, is or becomes unenforceable to any extent, the remainder of this Note and the application of that provision to other persons, circumstances or extent, will not be impaired.

13. References. Except as otherwise specifically indicated, all references in this Note to numbered or lettered sections or subsections refer to sections or subsections of this Note. All references to this Note include any subsequent amendments to the Note.

14. Venue. Maker agrees that any action on this Note action may, in the discretion of Holder, be brought in Kootenai County, Idaho. Maker hereby consents to the exclusive personal jurisdiction of the District Court of Kootenai County and the United
States District Court for the District of Idaho.

17. Maximum Interest. Notwithstanding any other provisions of this Note, any interest, fees, or charges payable by reason of the indebtedness evidenced by this
Note shall not exceed the maximum permitted by law.

AMENDMENT TO STOCK PURCHASE AND SALE AGREEMENT - 4